                                                                    EXHIBIT 10.1
                                                                    ------------

                        OFFICE BUILDING LEASE AGREEMENT
                        -------------------------------

                                     INDEX
                                     -----

Section                                                                  Page
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
INDEX.................................................................     1
LEASE SCHEDULE........................................................     3

1.   LEASING AGREEMENT................................................     7
2.   SERVICES PROVIDED................................................     7
3.   QUIET ENJOYMENT..................................................     9
4.   RENT -- DEFINITIONS..............................................     9
5.   COMMENCEMENT DATE AND POSSESSION.................................    13
6.   HOLDING OVER.....................................................    13
7.   CONDITION OF PREMISES............................................    14
8.   USES PROHIBITED..................................................    14
9.   COMPLIANCE WITH THE LAW..........................................    14
10.  LEASEHOLD IMPROVEMENTS, ALTERATIONS..............................    15
11.  ABANDONMENT......................................................    16
12.  TRANSFER OF TENANT'S INTEREST....................................    16
13.  WAIVER OF CERTAIN CLAIMS.........................................    18
14.  INSURANCE........................................................    18
15.  DAMAGE OR DESTRUCTION............................................    20
16.  ENTRY BY LANDLORD................................................    20
17.  DEFAULT..........................................................    21
18.  TAXES............................................................    23
19.  EMINENT DOMAIN...................................................    23
20.  SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST....................    23
21.  SALE BY LANDLORD.................................................    24
22.  RIGHT OF LANDLORD TO PERFORM.....................................    24
23.  RIGHT OF TENANT TO PERFORM.......................................    25
24.  EXPENSES OF ENFORCEMENT..........................................    25
25.  ESTOPPEL CERTIFICATE.............................................    26
26.  NOTICES AND DEMANDS..............................................    26
27.  SECURITY DEPOSIT.................................................    27
28.  RIGHTS RESERVED TO LANDLORD......................................    28
29.  Omitted..........................................................    29
30.  MISCELLANEOUS....................................................    29
31.  MEMORANDUM FOR RECORDING.........................................    31
32.  LANDLORD'S ADDITIONAL AGREEMENTS.................................    31
33.  REGULATORY TAKEOVER..............................................    31

RIDER A
RULES AND REGULATIONS.................................................    33

RIDER B
EXTENSION OPTION, RIGHT OF FIRST REFUSAL AND EXPANSION SPACE..........       37

                              TEN NORTH DEARBORN
                              ------------------

     THIS instrument is a Lease dated as of January 1, 1992 by and between The PrivateBank and Trust Company, an Illinois corporation ("Tenant") and LaSalle National Trust, N.A., as Successor Trustee to LaSalle National Bank, not personally, but as Trustee under Trust Agreement dated November 6, 1985 and known as Trust No. 110519 ("Landlord") in accordance with the following terms and conditions:


                                LEASE SCHEDULE
                                --------------


     TENANT:                            The PrivateBank and Trust Company
     (Name & Address)                   Ten North Dearborn Street
                                        Chicago, Illinois 60602

     BUILDING:                          Ten North Dearborn Street
                                        Chicago, Illinois 60602

     THE PREMISES:                      11,532 rentable square feet on the
     (Unit Number & Floor)              9th and 10th Floors
                                        Suites 900 and 1000

     PERMITTED USE:                     Banking; all activities permitted
                                        to be conducted by banks under
                                        Federal and State laws and
                                        regulations; general office uses
                                        consistent with other tenants in
                                        the Building and in other buildings
                                        in the area of like quality

     COMMENCEMENT DATE:                 January 1, 1992

     TERMINATION DATE:                  June 30, 2000

     MINIMUM MONTHLY
     BASE RENT:                         $ 7,688

          ADDITIONAL MONTHLY                 On April 1, 1992 and on each July
          BASE RENT:                         1st, October 1st, January 2nd and
                                             April 1st of the term, Tenant shall
                                             advise Landlord of the amount of
                                             its deposits as of the last day of
                                             the previous calendar month (March
                                             31st, June 30th, September 30th and
                                             December 31st) as reported by
                                             Tenant to the Federal Deposit
                                             Insurance Corporation in its
                                             quarterly call report. If the
                                             amount of such deposits is in
                                             excess of the amount of
                                             $55,000,000, for the next
                                             succeeding three months commencing
                                             on such April 1st, July 1st,
                                             October 1st or January 2nd Tenant
                                             shall pay Additional Monthly Base
                                             Rent in the amount of $1,441.50 per
                                             month, and for each additional
                                             $5,000,000 in excess of
                                             $55,000,000, Tenant shall pay
                                             additional Additional Monthly Base
                                             Rent in the amount of $1,441.50 per
                                             month, i.e., if deposits are in
                                             excess of $55,000,000 Additional
                                             Monthly Base Rent shall be
                                             $1,441.50 for the succeeding
                                             quarter; if deposits shall be in
                                             excess of $60,000,000 Additional
                                             Base Rent shall be $2,883 per month
                                             for the succeeding quarter; if
                                             deposits shall be in excess of
                                             $65,000,000 Additional Monthly Base
                                             Rent shall be $4,324.50 per month
                                             for the succeeding quarter; etc.
                                             Except as limited to Maximum Term
                                             Rent under the provisions of
                                             Article IV B hereof, in any event
                                             the amount of Additional Monthly
                                             Base Rent for any quarter shall not
                                             be less than the amount which was
                                             payable during the next preceding
                                             quarter.

          MAXIMUM MONTHLY                    On January 2nd of each year,
          BASE RENT:                         beginning January 2, 1993 the
                                             Maximum Monthly Base Rent shall be
                                             determined by deducting from the
                                             amount of $1,725,000 the aggregate
                                             amount of Minimum Monthly Base Rent
                                             and Additional Monthly Base Rent
                                             that has been paid pursuant to this
                                             Lease through the next prior
                                             December 31st, and dividing the
                                             results so obtained by the number
                                             of months remaining of the Term.

          MAXIMUM TERM RENT:                 $1,725,000

          TENANT'S PROPORTIONATE
          SHARE:                             14.36%

          BASE EXPENSES                      None - Tenant's proportionate share
          AND TAXES:                         as determined in Paragraph 4

          SECURITY DEPOSIT:                  $165,376 subject to the provisions
                                             of Paragraph 27

          RENTABLE AREA OF
          THE BUILDING:                      80,288 square feet

          RENTABLE AREA OF
          THE PREMISES:                      11,532 square feet

          AGENT FOR BENEFICIARIES            Scribcor, Inc.
          OF LANDLORD AND PLACE              30 West Monroe Street
          OF PAYMENT OF RENT:                Chicago, Illinois  60603

          THE FOREGOING SCHEDULE IS AN INTEGRAL PART OF THIS LEASE AND HEREINAFTER REFERRED TO AS THE LEASE SCHEDULEE THE TERMS DEFINED IN THE LEASE SCHEDULE, WHENEVER USED IN THIS LEASE, SHALL HAVE THE SAME MEANINGS SET FORTH IN THE LEASE SCHEDULE.

LANDLORD:                               TENANT:

LaSalle National Trust, N.A., as        The PrivateBank and Trust Company
Successor Trustee to LaSalle Bank,      10 North Dearborn Street
not personally, but as Trustee under    Chicago, Illinois 60602
Trust Agreement dated November 6,
1985 and known as its Trust No.
110519


By: Illegible                           By: /s/ Donald A. Roubitchek
    --------------------------------        --------------------------------
Title:                                  Title: Secretary
       -----------------------------           -----------------------------


Attest: /s/ Nancy A. Stack              Attest: Gail Carpenter
        ----------------------------            ----------------------------

1.   LEASING AGREEMENT
     -----------------

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises described in the Lease Schedule, which are contained in the Building, for the term beginning on the Commencement Date and ending on the Termination Date as set forth on the Lease Schedule, or such later date, if any, to which the term is extended pursuant to the provisions of Rider B attached hereto and made a part hereof (the "Term") unless sooner terminated as provided herein, to be used for the Permitted Uses as set forth in the Lease Schedule and none other. This Lease shall be in full force and effect from the date signed by Landlord and Tenant.

2.   SERVICES PROVIDED
     -----------------

     A. During the Term, so long as Tenant is not adjudged in Default hereunder (as such term is used in paragraph 17 below except that nonpayment of Rent shall not require Tenant to be adjudged in Default), Landlord shall furnish:

          1. Cooled and heated air in season to provide a temperature on inside space conditions not greater than 75 degrees Fahrenheit dry bulb and 50% relative humidity when outside conditions are 92 degrees Fahrenheit dry bulb and 75 degrees wet bulb and maintaining not less than 70 degrees Fahrenheit when outdoor temperatures range down to minus 5 degrees Fahrenheit under normal business operations, daily from 8:00 A.M. to 6:00 P.M. (Saturdays from 8:00 A.M. to 1:00 P.M.) ("normal business hours"), Sundays and holidays excepted. Tenant may request Landlord to provide cool or heated air at times or at temperatures other than those stated. Such request shall be in writing; three (3) hours prior notice of the intended change shall be provided Landlord and any costs attributable to such changes in times and temperatures shall be paid by Tenant. Said service shall be provided by equipment that is dedicated to the Premises only, and the controls for which shall be within the Premises. If the use of heat generating equipment installed and operated by Tenant in the Premises, other than that included in the Tenant's plans and specifications, affects the temperatures otherwise maintained by the air conditioning system for normal business operations, and thereby requires, in the reasonable judgment of Landlord, the modification of the air conditioning system (including installation of supplementary air conditioning units in the Premises) Landlord reserves the right to perform such modification after written notice to or by Tenant; and the cost thereof shall be paid by Tenant, upon demand by Landlord prior to the commencement of each such modification. Any increased expense in maintaining the system resulting from such modification and any increased expenses in operating the system resulting from each such modification shall be paid by Tenant. In addition, Tenant shall, at Tenant's expense, perform all maintenance on any supplementary air conditioning units installed in accordance with this paragraph 2A(1) unless Landlord elects to perform part or all of such maintenance at Tenant's expense. Tenant agrees at all times to cooperate fully with Landlord in the operation of said system and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of said air conditioning systems, and to permit entry by Landlord, its agents or employees into the Premises to make such repairs, alterations, replacements or improvements, which in the judgment of Landlord or agent are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed.

          2. Cold water for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's written consent not to be unreasonably withheld, and hot water for lavatory purposes drawn from regular Building supply at the prevailing temperatures. Tenant shall pay Landlord at rates paid to the City by Landlord for water furnished for any other purpose. Tenant shall not waste water.

          3. Janitor service in and about the Premises, Saturdays, Sundays and holidays excepted. Janitor services shall be performed during night time hours only and the cleaning shall include only the washrooms and washroom fixtures, floors, wastebaskets and ashtrays on the Premises. Carpeted areas shall be vacuum-cleaned only. Any special janitorial services shall be contracted through Landlord. Window washing shall be furnished periodically at Landlord's discretion, but at least four times yearly for exterior windows and twice yearly for interior windows.

          4. Passenger Elevator Service, by way of three operatorless automatic elevators, shall be provided in common with Landlord and other tenants, daily from 8:00 A.M. to 6:00 P.M., Saturdays, Sundays and holidays excepted. The furnishing of such Passenger Elevator Service at other times shall be optional with Landlord and shall never be deemed a continuing obligation. Landlord, however, shall provide limited passenger service daily at all times such Passenger Elevator Service is not furnished. "Limited Passenger Service" shall mean at least one of the operator less automatic elevators. Operatorless automatic elevator service shall be deemed "Passenger Elevator Service" within the meaning of this paragraph. Freight elevator service shall be available to Tenant at reasonable times during the hours and days set forth above by appointment only with Landlord; provided that such freight elevator service does not interfere with the use thereof by other tenants or Landlord whose appointments were made prior in time. Freight elevator service at times other than above shall be available by appointment with a reasonable charge for such use paid by Tenant.

          5. Electric wiring system in the Premises connected with the source of alternating current. Tenant shall pay for all electrical current consumed in the occupancy, use and maintenance of the Premises, directly to the utility company supplying said service. Landlord represents that the electrical current consumed relative to the Premises, including heating and cooling, is separately metered, that said meter measured only service to the Premises, and that said meter shall continue in operation for the term of this Lease. If Tenant purchases replacement lamps, bulbs, ballasts and starters used in the Premises from Landlord, Tenant agrees to pay Landlord a reasonable standard charge for furnishing and replacing such lamps, bulbs, ballasts and starters.

     B. Temporary interruptions for the necessary periods of time of any service referred to in paragraph 2 A above, in whole or in part caused by repairs, renewals, improvements, changes of service, alterations, accidents, acts of God or an enemy, strikes, lockouts, labor controversies, insurrections, picketing (whether legal or illegal), laws, orders or regulations of any Federal, State, County or Municipal authorities, accidents or any casualties whatsoever, inability of Landlord to obtain electricity except by reason of non-payment of bills by Landlord, fuel, water or supplies, or by the act or default of Tenant or any person other than Landlord, or by any other cause or causes beyond the reasonable control of Landlord, shall not, during such period, be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable for damages by abatement of rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease.

     C. The parties agree that compliance with any mandatory energy conservation measures or requirements instituted by any appropriate governmental authority shall not be considered a violation of any terms of this Lease and shall not entitle Tenant to terminate this Lease or require abatement of rent hereunder.

     D. Landlord shall in no event be obligated to furnish any services or utilities, other than those specified above in this paragraph 2. If Landlord elects to furnish services or utilities requested by Tenant in addition to those specified above (including utility services at times other than those specified), Tenant shall pay to Landlord Landlord's charges for such services which such charges shall not exceed 1.5 times Landlord's costs for labor, including associated insurance and benefit costs, and utilities within ten (10) business days after receipt of Landlord's invoices therefor. If Tenant shall fail to make any such payment, Landlord may, upon written notice to Tenant and in addition to Landlord's other remedies under this Lease, discontinue any or all of the additional services. No discontinuance of any service pursuant to this subparagraph D shall result in any liability of Landlord to Tenant, be deemed to be a constructive eviction or a disturbance of Tenant's use of the Premises, or relieve Tenant from the payment and performance of Tenant's obligations under the Lease.

3.   QUIET ENJOYMENT
     ---------------

     So long as Tenant is not adjudged in Default (as such term is defined in paragraph 17 of this Lease except that nonpayment of Rent shall not require Tenant to be adjudged in Default) Landlord guarantees Tenant's peaceful and quiet enjoyment of the Premises subject to the terms of this Lease.

4.   RENT -- DEFINITIONS
     -------------------

     A. For purposes of this Lease, the following terms shall have the following meanings:

          1. "Minimum Monthly Base Rent," "Additional Monthly Base Rent," "Maximum Monthly Base Rent" and "Maximum Term Rent" shall have the meanings ascribed in the Lease Schedule.

          2. "Additional Monthly Rent" means amounts due to Landlord pursuant to the provisions of paragraph 4 D, in excess of Base Expenses and Taxes ("None") as set forth in the Lease Schedule.

          3. "Rent" means all amounts due Landlord from Tenant pursuant to this Lease.

          4. "Property" means the Building, the land appurtenant thereto and all other improvements attached to or appurtenant to the Building or located on such land, and all fixtures and personal property located on, attached or appurtenant to or used in connection with the operation, maintenance or repair of the Building, the said land or other improvements.

          5. "Adjustment Date" means the Commencement Date and each anniversary date of the Commencement Date during the Term.

          6. "Adjustment Year" means any calendar year during the Term. The first Adjustment Year is the calendar year during which the Commencement Date falls.

          7. "Expenses" include costs and expenses properly paid or incurred in connection with the management and operation of the Building, including, but not necessarily limited to: supplies; operation, repair and maintenance of machinery, equipment, systems and apparatus located in and used in connection therewith; building and liability insurance; utilities (but not including any utility charges for energy expended in connection with heating, ventilating, cooling and lighting of areas occupied by or intended to be occupied by tenants, excluding common areas); window cleaning; all costs of independent contractors who are providing services related to the operation, maintenance and repair of the Premises; wages, salaries and fringe benefits of employees engaged in the operation, maintenance and repair of the Premises; management fees; and legal and accounting fees related directly to the operation, repair and maintenance of the Building. "Expenses" shall not include building management fees in excess of four (4%) percent; wages, salaries or fringe benefits of the building manager employed by the management company; wages, salaries or fringe benefits of any employee, officer or executive above the rank of assistant building manager; legal or accounting expenses not directly related to the operation, repair and maintenance of the Building (except legal expenses in connection with a protest of real estate taxes as hereafter provided and accounting fees in connection with determining operating expenses of the Building); expenses resulting from Landlord's gross negligence or the gross negligence of any of its agents, servants, employees or independent contractors; wages of any employee not directly related to the Premises; depreciation charges; interest and principal on mortgages; ground rental payments; real estate brokerage and leasing commissions; capital improvements, except amortization of that portion of the costs of any capital improvements made to the Property or any improvement associated therewith which reduce Expenses, but only to the extent of such reduction; depreciation or amortization; costs of advertising, promotional fees and open houses to attract new tenants; wages salaries and other compensations paid directly or indirectly to clerks or attendants in news stands or other commercial enterprises, if any, now or hereafter operated by Landlord; costs to correct structural defects in the Building; costs of replacing structural elements of the Building; costs of replacing elevators or elevator doors; roof replacement; overhead and profit paid to subsidiaries or affiliates of Landlord or entities related to Landlord or to affiliates of Landlord for services rendered to or for the benefit of the Building to the extent such costs exceed the amount which would have been paid on a competitive arm's length basis to an independent third party vendor; and expenses for which Landlord is reimbursed from insurance. If the Building is not fully leased and occupied during all or any portion of any Adjustment Year, Landlord will make an adjustment to the actual amount of Expenses for each such Adjustment Year to reflect the amount of Expenses and Taxes which would have been paid or incurred by Landlord if the Building had been fully leased and occupied. Such adjusted amount shall be deemed to be the Amount of Expenses and Taxes for such Adjustment Year. Such adjustment will be determined in accordance with Landlord's customary accounting and management principles consistently applied.

          8. "Taxes" means all federal, state and local governmental taxes, assessments, fees and charges (including transit or transit district taxes or assessments and city lease taxes) of any kind or nature, whether general, special, ordinary or extraordinary, which Landlord or its beneficiaries shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Property. The amount of real estate and personal property taxes included in Taxes for any Adjustment Year shall be the amount indicated by the tax bills due or payable in that Adjustment Year. There shall be deducted from Taxes as determined for any Adjustment Year the net amount of any refund of Taxes received by Landlord during such Adjustment Year. There shall be included in Taxes for any Adjustment Year the amount of all reasonable fees, costs and expenses (including attorneys' fees) paid or incurred by Landlord during such Adjustment Year in seeking or obtaining any refund or reduction of Taxes. If a special assessment payable in installments is levied against the Property, Taxes for any Adjustment Year shall include only the installments of such special assessment and interest thereon, if any, payable with respect to such Adjustment Year. Taxes shall not include any federal or state franchise, capital stock, inheritance, income or estate taxes, except if a change occurs in the method of taxation resulting in the substitution or addition of any taxes, assessments, fees or other charges for any Taxes or increases in Taxes as hereinabove defined, such substituted or additional taxes, assessments, fees, or other charges shall be included in Taxes, including, without limitation, any tax, assessment, fee or charge imposed upon Landlord or its beneficiaries measured in whole or in part upon the gross rents or other income from the Property (but not including any other source of income) or with respect to the use of sewers, water or other utilities serving the Property, or with respect to any business conducted on the Property.

          9. "Lease" means this Lease and all Exhibits and Riders hereto, unless the context specifically otherwise indicates.

     B.   Payment of Rent.  On the Commencement Date, Tenant shall pay the first
          ---------------
Minimum Monthly Base Rent installment of Rent to the agent of Landlord's beneficiaries. Tenant shall pay, without offset, deduction or credit, to the agent of Landlord's beneficiaries at the address set forth in the Lease Schedule or at such other address as Landlord may designate in writing from time to time, the installments of Minimum Monthly Base Rent and Additional Monthly Base Rent (but not in excess of Maximum Monthly Base Rent in the aggregate) and Additional Monthly Rent, in advance, promptly on the first day of each calendar month of the Term. The aggregate of Minimum Monthly Base Rent and Additional Monthly Base Rent shall not exceed the amount of the Maximum Term Rent (i.e., $1,725,000) for the entire Term of this Lease. Tenant's covenant and obligation to pay Rent shall be independent of any covenant or obligation of Landlord except to the extent specifically set forth in this Lease.

     C.   Omitted.

     D.   Additional Monthly Rent for Expenses and Taxes.
          ----------------------------------------------

          1. Tenant shall also pay, as Additional Monthly Rent, to the agent of Landlord's beneficiaries on the first day of each and every calendar month during each Adjustment Year, an amount equal to 1/12th of Tenant's Proportionate Share of the Expenses and Taxes Landlord reasonably estimates for said Adjustment Year.

          2. For purposes of calculating Additional Monthly Rent for any Adjustment Year, Landlord may make reasonable estimates or projections (collectively, the "Projections") of Taxes and Expenses for such Adjustment Year. Not less than ten (10) business days prior to each Adjustment Date, Landlord shall deliver to Tenant a written statement (the "Projection Statement") (a) setting forth the Projections of Expenses and Taxes for the Adjustment Year in which such Adjustment Date falls and (b) setting forth the Additional Monthly Rent to become due beginning on such Adjustment Date; provided, however, that the failure of Landlord to provide a Projection Statement shall not relieve Tenant from its obligation to continue to pay Monthly Base Rent and Additional Monthly Rent at the rates then in effect under this Lease, and if and when Tenant receives a Projection Statement from Landlord, Tenant shall, immediately upon receipt of such Projection Statement, pay the full amount of any increases in Additional Monthly Rent reflected thereby effective retroactively to the most recent preceding Adjustment Date and pay the Additional Monthly Rent required by the Projection Statement beginning on the first day of the following calendar month.

          3. As soon as practicable, after each Adjustment Date, Landlord shall notify Tenant in writing of the actual amount of Expenses and Taxes for such Adjustment Year (the "Adjustment Statement"). If such actual amount exceeds the Projections for such Adjustment Year, then Tenant shall, within thirty (30) days after the date of the Adjustment Statement, pay to Landlord an amount equal to the difference between the amount of the Additional Monthly Rent based on the Projection Statement and the amount of the Additional Monthly Rent based on the Adjustment Statement. The obligation to make such payments shall survive the expiration or earlier termination of the Term. If for such Adjustment Year, the amount of the Additional Monthly Rent based on the Projection Statement exceeds the amount of the Adjusted Monthly Rent based on the Adjustment Statement, then Landlord shall credit such excess to installments of Rent next payable after the date of Landlord's notice until such excess has been exhausted, or if this Lease shall expire prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this paragraph. If the Commencement Date is other than January 1st or the last day of the Term is other than December 31st, the computation of and adjustments to Additional Monthly Base Rent provided for herein shall be prorated for the first and last Adjustment Years.

          4. Landlord agrees to keep books and records reflecting Expenses and Taxes in accordance with a standard method of accounting consistently applied, recognized and approved generally by public accountants and by the public accounting firm retained by Landlord. Within ninety (90) days after receipt of any Adjustment Statement, Projection Statement or Correction Statement, Tenant or its authorized agent or representative or a public accounting firm selected by it shall have the right to inspect and copy the books of the Landlord during business hours for the purpose of verifying information in the Adjustment Statement. Unless Tenant asserts specific error or errors by written notice to Landlord within one hundred eighty (180) days after such receipt of the Statement, the Statement shall be deemed to be correct. Landlord shall have the right for a period of one (1) year after rendering any Adjustment Statement (or such additional period as may be necessary in order to ascertain relevant facts) to render a corrected statement or corrected statements of actual Expenses and Taxes (the "Correction Statement") in which case Tenant shall within thirty (30) days after receipt of such Correction Statement, pay the difference between the Additional Monthly Rent as set forth in the applicable Adjustment Statement and the Additional Monthly Rent as set forth in the Correction Statement. If Tenant disputes any item shown on any Projection Statement, Adjustment Statement or Correction Statement (a) Tenant shall not be relieved of its immediate obligation to pay any amounts due or to become due pursuant to any such Statement, but Tenant may pay said amounts under written protest and (b) if such dispute is not resolved by agreement between Landlord and Tenant within thirty
(30) days from the date of delivery of such written protest to Landlord, such dispute shall be submitted to arbitration by the American Arbitration Association, and the decision of the American Arbitration Association or its successors shall be final and conclusive upon the parties. The expenses of the American Arbitration Association shall be paid by Landlord if its Statement is varied by more than three and one-half percent (3.5%); otherwise, Tenant shall pay said expenses. If another tenant in the Building disputes the accuracy of the Adjustment or Correction Statement and the Statement is changed as indicated above Landlord shall notify Tenant of such change and adjust with Tenant accordingly.

5.   COMMENCEMENT DATE AND POSSESSION
     --------------------------------

     The term of the Lease and the payment of Rent shall commence ("Commencement Date") on January 1, 1992.

6.   HOLDING OVER
     ------------

     In the event Tenant retains possession of the Premises or any part thereof after the termination of this Lease or any extension thereof, by lapse of time or otherwise, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease; provided, however, during such holding over, Tenant shall pay Rent at 200% of the rate payable for the month immediately preceding said holding over for each month of such hold over (without reduction for any partial month). The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other rights hereunder or by law.

7.   CONDITION OF PREMISES
     ---------------------

     By taking possession of the Premises, Tenant shall be deemed to have agreed that the Premises were as of the date of taking possession in good order, repair and condition and shall have waived all claims except for latent defects. No promise of the Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation or warranty, express or implied, respecting the condition of the Premises or the Building has been made by the Landlord to Tenant, unless the same is contained herein or made a part hereof. This Lease does not grant any rights to light or air over property or to a view of or from the Building.

8.   USES PROHIBITED
     ---------------

     Tenant shall not use, or permit the Premises or any part thereof to be used, for any purpose or purposes other than the Permitted Use as specified in the Lease Schedule. No use shall be made of the Premises, nor acts done, which will increase the existing rate of insurance upon the Property or the Building, or cause a cancellation of any insurance policy covering the Property or the Building, or any part thereof; nor shall Tenant sell, or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by Landlord's insurance policies. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or any other act or thing which may disturb the quiet enjoyment of any other tenant in the Building, nor, without limiting the generality of the foregoing, shall Tenant allow the Premises to be used for any use which Landlord, in its sole and absolute discretion, deems to be improper, immoral, unlawful or objectionable.

9.   COMPLIANCE WITH THE LAW
     -----------------------

     Tenant shall not use the Premises or permit anything to be done in or about the Premises, nor permit anything to be done in or about the Building, which will in anyway conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations and requirements now in force or which may hereafter be in force and with the requirements of any insurance company, any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's Improvements or acts. The judgment of any court of competent jurisdiction in an action against Tenant that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

10.  LEASEHOLD IMPROVEMENTS, ALTERATIONS
     -----------------------------------

     (a) All alterations, improvements, additions or installations in or to the Premises, including installation of telephone, computer or internal sound or paging systems or other similar systems, and the performance of all decorating, painting and other similar work in the Premises proposed to be done by or at the request of Tenant, or in or to the Premises, shall require Landlord's prior written consent not to be unreasonably withheld or delayed. Before commencement of any work or delivery of any materials into the Premises or the Building, which such work requires the issuance of a permit, Tenant shall furnish to Landlord for approval: architectural plans and specifications certified by licensed architect or engineer, names and addresses of all contractors, contracts, necessary permits and licenses, certificates of insurance and instruments of indemnification and waivers of lien against any and all claims, costs, expenses, damages and liabilities which may arise in connection with such work, all in such form and amount as shall be satisfactory to Landlord. Whether or not Tenant furnishes the foregoing, Tenant agrees to hold Landlord and Landlord's beneficiaries and their respective agents and employees forever harmless against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. All such work shall be done only by contractors or mechanics approved by Landlord (which approval shall not be unreasonably withheld) and at such time and in such manner as Landlord may from time to time reasonably designate. Tenant shall pay the cost of all such work and the cost of decorating the Premises and the Building occasioned by such work. Upon completion of such work, Tenant shall furnish Landlord with contractors' affidavits, full and final waivers of lien, receipted bills covering all labor and materials expended and used in connection with such work and copies of all permits and drawings which are required to evidence proper completion of such work. All such work shall comply with all insurance requirements and with all laws, ordinances, rules and regulations of all governmental authorities, and shall be done in a good and workmanlike manner and with the use of good grades of materials. All alterations, improvements, additions and installations to or in the Premises shall become part of the Premises at the time of installation.

     (b) Tenant agrees not to suffer or permit any lien of any mechanic or materialman to be placed or filed against the Premises, the Building or the Property. In case any such lien shall be filed, Tenant shall satisfy, or otherwise cause release of record of such lien within forty-five (45) days. If Tenant shall fail to have such lien satisfied and released of record within said forty-five (45) day period, Landlord may, on behalf of Tenant, without being responsible for making any investigation as to the validity of such lien, pay the same and Tenant shall promptly reimburse Landlord for the amount so paid by Landlord.

     (c) Tenant shall have the right to contest any mechanics' or materialman's lien or claim therefor for which Tenant is responsible as provided in this Lease provided that (i) Tenant shall give to Landlord written notice of Tenant's intent to contest the same prior to the commencement of such contest, (ii) Tenant shall, prior to the commencement of such contest, furnish to Landlord such assurances, undertakings and security as Landlord, its mortgagee or title insurer may reasonably require indemnifying Landlord and its mortgagee from and against all loss, damage and liability on account thereof, and (iii) Tenant shall, in good faith, promptly commence and diligently and continuously pursue to completion such contest, and upon completion thereof shall immediately comply with and satisfy in full any decision, judgment, order or other final resolution and cause to be released any lien or encumbrance on the Premises or the Building.

11.  ABANDONMENT
     -----------

     Tenant shall not abandon the Premises at any time during the Term. If Tenant shall abandon (whether at the end of the Term or otherwise) the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed abandoned, at the option of Landlord. If Tenant shall abandon the Premises, Tenant shall be deemed to be in Default hereunder and in addition to the Landlord's remedies under paragraph 17 of this Lease, the right to possession shall, at the option of Landlord, revert to Landlord and Tenant shall lose all right to possession; provided, however, that Tenant shall otherwise remain liable on this Lease. Renovation approved by Landlord shall not constitute abandonment or vacation of the Premises if business is suspended during such approved renovation.

12.  TRANSFER OF TENANT'S INTEREST
     -----------------------------

     (a) Except to the extent herein provided, Tenant will not sell, assign, mortgage or transfer this Lease or any interest therein, sublet or permit the occupancy by others of the Premises or any part thereof, or allow any transfer thereof or any lien upon Tenant's interest by operation of law. Neither this Lease nor any interest therein nor any estate created thereby shall pass by operation of law or otherwise to any trustee, custodian or receiver in bankruptcy of Tenant or any assignee for the assignment of the benefit of creditors of Tenant. If Tenant shall desire to assign its interest in this Lease or to sublet all or any part of the Premises and such action would not constitute a mortgage, lien or other encumbrance on this Lease, the Premises or Tenant's interest therein, then Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than thirty (30) days after date of Tenant's notice) to effect such assignment or sublet, and, in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within fifteen (15) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, cancel and terminate the Term of this Lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's notice to assign or sublet shall state the name and address of the proposed sub-tenant, assignee, or transferee and the proposed general terms and conditions of the proposed sublease, assignment or other conveyance and provide a copy of the sublease agreement. In the event Landlord approves the proposed sublease, assignment or other conveyance, Tenant shall deliver to Landlord a true and complete copy of the proposed sublease, assignment or other conveyance once the sublease is executed. If Tenant's notice shall cover all of the Premises, and Landlord shall elect to give the aforesaid recapture notice with respect thereto, the Term of this Lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, the Term is cancelled pursuant to the foregoing with respect to less than the entire Premises, the Rent then in effect shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the original Rentable Area of the Premises, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord upon receiving Tenant's said notice with respect to any such space, shall not exercise its right to cancel and terminate as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's subletting or assigning the space covered by its notice; provided, however, such consent need not be granted if:

          (i) in the sole and reasonable judgment of Landlord, the subtenant or assignee is of a character or engaged in a business or proposes to use the Premises in a manner which is not in keeping with the standards of Landlord for the Building;

          (ii) the subtenant or assignee is either a government (or subdivision or agency thereof); or

          (iii) a Default under this Lease had occurred or is existing.

     (b) If Tenant shall sublet or assign the Premises or any part thereof, as provided in this paragraph 12, at a rental rate (or additional consideration) in excess of the Rent rate due and payable by Tenant under the provisions of paragraph 4 of this Lease taking into account reasonable commissions, concessions and other customary costs, fifty percent (50%) of said excess rent (or additional consideration) shall be the property of and be paid to the agent of Landlord's beneficiaries; provided, however, that Tenant may sell its interest in Tenant's Improvements subject to this Lease and the rights of Landlord therein and retain any proceeds thereof so long as such proceeds constitute a reasonable approximation of the fair market value of Tenant's interest in Tenant's Improvements, and are separately paid from the rent and the payment of such proceeds, if deferred in whole or in part, is not secured by any interest in the Premises or Tenant's Improvements.

     (c) The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from liability for the payment and performance of all covenants and obligations to be paid and performed by Tenant under this Lease, nor shall the collection or acceptance of rent from any assignee, subtenant or occupant constitute a waiver or release of Tenant from any of its obligations or liabilities under this Lease. Such consent shall not be construed as relieving Tenant from the obligation of obtaining Landlord's prior written consent to any subsequent assignment or subletting.

     (d) If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning a controlling interest in Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of this paragraph.

     (e) Notwithstanding the restrictions set forth above, Tenant may (i) assign this Lease to any subsidiary or affiliate in which it owns or controls more than 50% of the ownership interests in such subsidiary or affiliate; (ii) may sublease portions of the Premises to Tenant's subsidiaries, affiliates or related entities owned by Tenant with notice to but without the consent of Landlord; and (iii) may sublease part of the Premises to non-owned related entities to conduct businesses which Tenant is entitled to conduct from the Premises under the Permitted Use provision of the Lease Schedule.

13.  WAIVER OF CERTAIN CLAIMS
     ------------------------

     Except as provided in paragraphs 3 and 23 hereof, Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, hereby waives, to the extent permitted by law, all claims which Tenant or Tenant's successors or assigns may have against Landlord, its beneficiaries, and their respective agents, servants or employees for loss, theft or damage to property and/or injuries to or death of persons in, upon or about the Premises, the Building or the Real Estate, from any cause whatsoever other than gross negligence of Landlord's beneficiaries, agents, servants or employees. Neither Landlord, Landlord's beneficiaries or agents, or their respective servants or employees shall be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the same Building, or of any owner or occupant of adjoining or contiguous property. Tenant agrees to pay for all damage to the Building or the Premises, as well as all damage to tenants or occupants thereof caused by Tenant's misuse or neglect of the Premises, its apparatus or appurtenances or caused by any licensee, contractor, agent or employee of Tenant.

     Particularly, but not in limitation of the foregoing paragraph, all property belonging to Tenant or any occupant of the Premises that is in the Building or the Premises shall be there at the risk of Tenant or other occupant only, and Landlord, Landlord's beneficiaries or its agents or employees shall not be liable for: damage to, theft of or misappropriation of such property; nor for any damage to property entrusted to Landlord, its agents or employees, if any; nor for the loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, snow, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness; nor for interference with the light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects in the Property. The foregoing provisions of this paragraph shall not be construed to excuse Landlord from Landlord's obligations under the provisions of the Lease.

14.  INSURANCE
     ---------

     (a) Tenant shall procure and maintain, at its own cost, policies of comprehensive general public liability and property damage insurance with contractual liability coverage for the agreements of indemnity provided for under the Lease and a broad form general liability endorsement to afford protection with such limits and deductibles as may be reasonably requested by Landlord from time to time (which as of the date hereof shall by not less than $1,000,000.00 under a combined single limit of coverage), insuring Landlord and all beneficiaries thereof, their respective agents and employees, and Tenant from all claims, demands or actions for injury to or death of any person or persons and for damage to property made by, or on behalf of, any person or persons, firm or corporation, arising from, related to or connected with the Premises.

     (b) Tenant shall carry fire and extended coverage insurance insuring plate glass and its interest in the Tenant Improvements in the Premises and all its personal property located on or within the Building, including without limitation its office furniture, equipment and supplies for their full insurable value.

     (c) All insurance required hereunder shall be in companies and in form and substance satisfactory to Landlord and any mortgagee of Landlord and shall, if requested by Landlord, include the beneficiaries of Landlord and any mortgagee and their respective agents and employees as named insureds. The aforesaid insurance shall not be subject to change or cancellation except after at least thirty (30) days prior written notice to Landlord. The original insurance policies (or certificates thereof satisfactory to Landlord together with certified copies of such policies), together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Landlord prior to the commencement of the term of this Lease and, in case of renewals or replacements thereof, not less than thirty (30) days prior to the end of the term of each such policy.

     (d) Landlord and Tenant each hereby waive all claims of any and all rights of action against the other for loss or damage to the Premises, except as otherwise provided in this Lease, and to office furniture, equipment and supplies, which pursuant to this Lease are insured or are required to be insured by a valid and collectible insurance policy to the extent of the proceeds collected under such insurance policy, subject to the condition that this waiver shall be effective only when the waiver is permitted by such insurance policy or when by the use of good faith effort, such waiver could have been included in the applicable insurance policy. The policies of insurance required to be maintained by Tenant under the terms of this Lease shall contain subrogation clauses in form and content satisfactory to Landlord.

     (e) Tenant shall not conduct or permit to be conducted any activity, or place any equipment in or about the Premises or the Building that will in any way increase the rate of fire insurance or other insurance on the Premises or the Building. If any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau, if any, to be due to any activity or equipment of Tenant in or about the Premises or the Building, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall reimburse Landlord for such amount upon written demand from Landlord and any such sum shall be considered Additional Rent payable hereunder. Tenant and Landlord, each at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises and the Building.

15.  DAMAGE OR DESTRUCTION
     ---------------------

     In the event the Premises or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available therefor, provided such repairs can, in Landlord's reasonable judgment, be made within one hundred eighty (180) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs are completed, the Rent shall be abated in proportion to the part of the Premises which is "untenable" by Tenant in the conduct of its business. Untenable, for purposes of this Lease, shall mean the lack of reasonable access to the Premises or the Premises are of an inefficient size and configuration to carry on the business of Tenant as defined in the Lease Schedule. Landlord shall advise Tenant, in writing within forty-five (45) days from the date of the occurrence of such damage, as to whether or not Landlord elects to make such repairs within one hundred eighty (180) days, and shall notify Tenant of the estimated time the repairs shall take to complete.
If such notice is not served within such forty-five (45) days, it shall be presumed that Landlord has elected to make such repairs. If such repairs are not completed within said one hundred eighty (180) day period (extended for temporary interruptions as described in paragraph 2B hereof) either party may, by written notice, terminate the Term of this Lease.

     If such damage is caused by the negligence of Tenant, Rent shall not be abated during the period of such untenability.

     If such damage occurs in the last twelve (12) months of this Lease, either of Landlord and Tenant may terminate this Lease by written notice served within thirty (30) days following the occurrence of such damage.

     Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture and furnishings, or on any fixture or equipment removable by Tenant under the provisions of this Lease and that Landlord shall not be obligated to repair any damage thereto or replace the same.

16.  ENTRY BY LANDLORD
     -----------------

     Landlord, Landlord's beneficiaries and their respective agents and representatives shall have the right to enter the Premises at all reasonable times, on reasonable notice, for the purpose of examining or inspecting the same, to supply janitorial services and any other service to be provided by Landlord to Tenant hereunder, to show the same to prospective purchasers or tenants of the Building, and make such alterations, repairs, improvements or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable. Such entry will not unreasonably disrupt Tenant's normal business activities. Landlord may enter by means of a master key without liability to Tenant. Landlord shall use reasonable efforts on such entry not to unreasonably interrupt or interfere with Tenant's use and occupancy of the Premises, but in no event shall Landlord's entry into the Premises constitute an eviction of Tenant nor shall such entry give rise to an abatement of Rent.

17.  DEFAULT
     -------

     A. The occurrence of any one or more of the following matters constitutes a default ("Default") by Tenant under this Lease:

          (i) Tenant fails to pay, when due, any Rent provided for in this Lease and such failure continues, in whole or in part for ten (10) business days after written notice to Tenant that said Rent is past due;

          (ii) Tenant fails to pay, when due, any other amounts due and payable to Landlord from Tenant under this Lease and such failure continues for ten (10) business days after written notice thereof to Tenant that payment is past due;

          (iii) Tenant fails to observe or perform any of the covenants in this Lease with respect to assignment and subletting as provided in paragraph 12 hereof;

          (iv)  The Premises are abandoned as provided in paragraph 11;

          (v) Tenant fails to cure forthwith, or to commence to cure diligently in the circumstances and without impairment of the insurance policies then in effect, immediately after notice thereof from Landlord, any hazardous condition that Tenant has created in violation of law or of this Lease;

          (vi) There is levy or execution upon or the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest; provided, however, Tenant shall have forty-five (45) days to have any lien satisfied or released;

          (vii) Tenant is late three (3) times in any twelve (12) consecutive month period in the payment of Rent or any other charges required to be paid under this Lease, or fails repeatedly to keep, observe or perform any other covenant, agreement, condition or provision of this Lease, whether or not Tenant cures timely any such payment or other failure; or

          (viii) Tenant shall, regardless of cause or reason, fail to observe or perform any other covenant, agreement, condition or provision of this Lease, and such failure, if correctable, shall continue for thirty (30) days after written notice thereof to Tenant specifying such failure and requiring the same to be corrected, or if such failure is correctable, but cannot, with due diligence, be corrected within said thirty (30) day period and if Tenant shall, prior to the expiration of said thirty (30) day period, commence to correct such failure and thereafter continue diligently to correct such failure, then Landlord shall forebear from the exercise of its rights, powers and remedies under this Lease; provided, however, that the correction of such failure by Tenant and the forbearance by Landlord subsequent to the expiration of such thirty (30) day period shall not be construed to limit, restrict, delay or impair the exercise by Landlord of its rights, powers and remedies under this Lease upon the occurrence or existence of any Event of Default not subject to the provisions of this subparagraph.

     B. If a Default occurs, in addition to the other rights or remedies Landlord may have at law or under this Lease, Landlord may collect from Tenant, and Tenant agrees to pay Landlord, in addition to all other Rent due hereunder a late charge on any Rent not paid when due pursuant to paragraph 17 A(i), equal to one and one-half percent (1 1/2%) of such unpaid Rent for each month or fraction thereof which elapses without payment thereof. If a Default occurs Landlord shall have the immediate right of re-entry and may remove all persons and property from the Premises; such property may be removed and stored in any other place in the Building in which the Premises are situated, or in any other place, for the account of and at the expenses and at the risk of Tenant.

     Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Landlord shall be under no obligation to re-let the Premises. However, Landlord shall use reasonable efforts to re-let same.

     In the event Landlord re-lets the Premises, Landlord may elect to apply rentals received by it (i) to the payment of any indebtedness, other than Rent, due hereunder from Tenant to Landlord; (ii) to the payment of any cost of such re-letting; (iii) to the payment of the cost of any alterations and repairs to the Premises; (iv) to the payment of Rent due and unpaid hereunder; and (v) the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. Should such rentals received from such re-letting (after application by Landlord to payments described in foregoing clauses (i) through (v)) during any month be less than that agreed to be paid during that month by Tenant hereunder, including all adjustments and additions thereto, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly on demand by Landlord.

          No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

          Landlord may enforce the provisions of this Lease and may enforce and protect its rights hereunder by suit or suits in equity or at law for specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all monies due or to become due from Tenant under any of the provisions of this Lease.

          Nothing herein contained shall limit or prejudice the right of Landlord to provide for and obtain as damages by reason of any such termination of this Lease or of possession an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such termination takes place, whether or not such amount be greater, equal to, or less than the amount of damages which Landlord may elect to receive as set forth above.

18.  TAXES
     -----

     During the term hereof, Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises. Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed separate from the real property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Landlord's real property, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19.  EMINENT DOMAIN
     --------------

     If the Premises, or a substantial part thereof, shall be taken or condemned (or conveyed under threat of such taking or condemnation) for any public or quasi public use or purpose, and as a result thereof, the Premises cannot be used for the Permitted Use as set forth in the Lease Schedule, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority. Current Rent shall be apportioned as of the date of such termination. If any part of the Building, other than the Premises or not constituting a substantial part of the Premises, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), or if the grade of any street adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, Landlord shall have the right to cancel this Lease upon not less than one hundred eighty (180) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation.

20.  SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST
     ---------------------------------------------

     Provided that each such mortgagee shall execute and deliver to Tenant a Non-Disturbance and Attornment Agreement in form and content satisfactory to Landlord and Tenant, this Lease shall be subject and subordinate to any mortgage or deed of trust (collectively referred to hereinafter as "mortgage") which may now or hereafter encumber the Property or the Building, and to all renewals, modifications, consolidations, replacements, and extensions thereof provided however, that such instrument must provide in effect that: (a) in the event of foreclosure or other action taken under the mortgage by the holder thereof, this Lease and the rights of Tenant hereunder (including the right, if any to extend the term thereof and for additional space) shall not be disturbed but shall continue in full force and effect so long as Tenant shall not be in default thereunder; (b) such holder shall permit insurance proceeds and condemnation proceeds to be used for any restoration and repair required by this Lease; and
(c) no property owned or removable by Tenant shall be subject to any lien of the mortgage. Tenant agrees that if the mortgagee, beneficiary or any person claiming under the mortgagee or beneficiary shall succeed to the interest of Landlord in this Lease, Tenant will recognize said mortgagee, beneficiary, or person as its Landlord under the terms of this Lease, provided that said mortgagee, beneficiary or person for the period under which beneficiary, trustee or person shall hold Landlord's interest in the Premises shall assume all of the obligations of Landlord hereunder. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee; provided, however, that any such mortgagee may elect to have this Lease and the interest of Tenant hereunder superior to any such mortgage and evidence such election by notice given to Tenant. If any such mortgagee so elects, this Lease and the interest of Tenant hereunder shall be deemed to be superior to any such mortgage whether this Lease was executed before or after such instrument; in that event, such mortgagee shall have the same rights with respect to this Lease as if this Lease had been executed and delivered prior to the execution and delivery of such mortgage and had been assigned to such mortgagee. In confirmation of such subordination or such other election of the mortgagee, however, Tenant shall, at Landlord's request, execute promptly any certificate or instrument evidencing such subordination or other election that Landlord may request. In the event of the enforcement by the mortgagee, trustee or the beneficiary under any such mortgage of the remedies provided for by law or by such mortgage, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the tenant of such successor in interest without change in the terms or other provisions of this Lease.

21.  SALE BY LANDLORD
     ----------------

     Any assignment or transfer of this Lease in connection with a sale of the Property or the Building shall operate to release Landlord from any subsequent liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the assignee or transferee with respect to all matters in connection with this Lease. If any security deposit has been made by Tenant under this Lease, Landlord may transfer such security deposit to such assignee or transferee and thereupon Landlord shall be released from any further obligations with respect thereto or under this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to any assignee or transferee.

22.  RIGHT OF LANDLORD TO PERFORM
     ----------------------------

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent except as herein expressly provided. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for thirty (30) days after written notice thereof by Landlord except as may be required by ordinance or be necessitated by reason of health or safety, Landlord shall have the right (but not the obligation) and without waiver or release Tenant from any obligations of Tenant or the waiver of Landlord's other remedies hereunder or at law, to make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the lesser of the maximum interest rate permitted by law or at the annual rate of two percent (2%) above the corporate base rate as announced by the First National Bank of Chicago on ninety (90) day commercial loans to its largest customers from the date of such payment by Landlord, until the same shall be repaid by Tenant to Landlord, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of Default by Tenant in the payment of Rent.

23.  RIGHT OF TENANT TO PERFORM
     --------------------------

     All covenants and agreements to be performed by Landlord under any of the terms of this Lease shall be performed by Landlord at Landlord's sole cost and expense, subject to Landlord's rights of reimbursement as elsewhere herein provided. If Landlord shall fail to make any payment or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for thirty (30) days after written notice thereof by Tenant, Tenant shall have the right, but not the obligation, and without waiver or release of Landlord from any obligations of Landlord or the waiver of Tenant's other remedies hereunder or at law, to make any such payment or perform any such other act on Landlord's part to be made or performed under this Lease. All sums so expended by Tenant and all necessary incidental costs together with interest thereon at the lesser of the maximum rate permitted by law or at the annual rate of two percent (2%) above the Corporate Base Rate as announced by the First National Bank of Chicago on ninety (90) day commercial loans shall be payable to Tenant by Landlord on demand and Landlord agrees to pay any such sums, and Tenant shall have (in addition to any other right or remedy of Tenant) the right to offset the amounts so due it with interest as aforesaid against Rent next falling due.

24.  EXPENSES OF ENFORCEMENT
     -----------------------

     In the event of any litigation or arbitration between Tenant and Landlord to enforce any provision of this Lease or any right of either party hereto, the unsuccessful party to such litigation or arbitration shall pay to the successful party all reasonably incurred costs and expenses, including reasonable attorneys' fees, incurred therein.

     If Landlord, without fault, is made a party to any litigation instituted by or against Tenant or otherwise becomes involved in any litigation, negotiation or transaction by reason of this Lease, arising out an event occurring in the premises, Tenant shall indemnify Landlord against and pay all costs and expenses, including reasonable court costs and attorneys' fees, incurred by Landlord in connection therewith.

25.  ESTOPPEL CERTIFICATE
     --------------------

     Tenant or Landlord shall at any time and from time to time upon not less than ten (10) days prior written notice from the other party execute, acknowledge and deliver to such requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the Rent and other charges are paid and acknowledging that there are not any uncured defaults on the part of either party or to such party's knowledge, any uncured defaults on the part of the requesting party hereunder, or specifying such defaults if any are claimed and certifying as to such other matters as may be reasonably requested by the requesting party, Landlord's mortgagee or any prospective purchaser. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Property of which the Premises are a part. Either party's failure to deliver such statement within such time shall be conclusive upon such party that this Lease is in full force and effect, without modification except as may be represented by the requesting party, that there are no uncured defaults in the requesting party's performance and that not more than two (2) months rental has been paid in advance and such other matters as may have been requested.

26.  NOTICES AND DEMANDS
     -------------------

     (a) All notices, demands and other communications given, made or sent by either party hereto to the other shall be in writing and shall be deemed to have been fully given, made or sent when made by personal service or deposited in the United States mail, certified or registered, postage prepaid and properly addressed as follows:

     TO LANDLORD:   to the address as provided for in the Lease Schedule for the payment of Rent

     TO TENANT:     The PrivateBank and Trust Company
                    Suite 900
                    10 North Dearborn Street
                    Chicago, Illinois  60602
                    Attn.:  Mr. Ralph B. Mandell and
                            Mr. William R. Langley
                    with a copy to:

                    David H. Addis
                    Spitzer, Addis, Susman and Krull
                    100 West Monroe Street - Suite 1100
                    Chicago, Illinois  60603

The address to which any notice, demand or other communication is to be given, made or sent to either party may be changed by written notice given by such party as above provided.

27.  SECURITY DEPOSIT
     ----------------

     A. Tenant has deposited with agent the amount as set forth on the Lease Schedule as a security deposit ("Security Deposit") for the full and faithful payment and performance of every provision of this Lease to be paid and performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provision relating to the payment of Rent, agent may use, apply or retain all or any part of this Security Deposit for the payment of any Rent and any other sum in default, or for payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is to be used or applied, Tenant shall within five (5) days after written demand therefor deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a Default of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds. If Tenant shall fully and faithfully pay and perform every provision of this Lease to be paid and performed by Tenant, the Security Deposit or any balance thereof shall be returned to Tenant no later than sixty (60) days following the expiration of the Term and upon Tenant's vacation of the Premises.

     B. If, on December 31, 1994, the amount of Tenant's deposits as reported by Tenant to the Federal Deposit Insurance Corporation in its quarterly call report shall be less than the amount of $81,000,000, Tenant shall, within sixty
(60) days of receipt of written notice from Landlord to so do, deposit with Landlord the additional amount of $50,000 as and for additional Security Deposit.

     C. If deposits on or after December 31, 1996, as reported for purposes of Additional Monthly Base Rent, shall not be at least the amount of $100,000,000, Landlord may, at any time thereafter, while such deposits remain below $100,000,000, apply $50,000 of the Security Deposit to Rent and in such event the Maximum Term Rent shall be increased to $1,775,000 and Maximum Monthly Base Rent shall be redetermined based upon the Maximum Term Rent of $1,775,000.

     D. Landlord shall pay to Tenant interest on the amount of $15,376 of the Security Deposit, annually, on the anniversary date of the Term, in cash or as a credit against Rent next falling due, at a rate equal to interest being paid on its so-called Money Market Accounts (or if such accounts no longer exist at the rate on accounts being offered most similar thereto) by the First

National Bank of Chicago. Security Deposit in excess of the amount of $15,376 shall not bear interest.

     E. In the event that Ten North Dearborn Venture is no longer owner of its share of LaSalle National Trust, N.A., as Trustee, under Trust Agreement dated November 6, 1985 and known as its Trust No. 110519, during the last twelve (12) months of the Term, Tenant may apply the Security Deposit then on deposit to Rent payable during the last year of the Term at the rate of one-twelfth (1/12th) of the Security Deposit per month.

28.  RIGHTS RESERVED TO LANDLORD
     ---------------------------

     Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of Rent:

          1. to change the Building's street address or number of the Premises;

          2. to install, affix and maintain any and all signs on the exterior and interior of the Building consistent with signs currently affixed to the Building;

          3. to designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building;

          4. to designate, limit, restrict and control any service in or to the Building and its tenants, provided that such services as are designated by Landlord are reasonably competitive as to the rates charged thereby. No vending or dispensing machines of any kind shall be placed in or about the Premises without the prior written consent of Landlord;

          5. to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. No locks or bolts shall be altered, changed or added without the prior written consent of Landlord;

          6. to make structural repairs, alterations, additions or improvements in and about the Building, or any part thereof, and for such purposes to enter upon the Premises, and during the continuance of said work to temporarily close doors, entryways, public spaces and corridors in the Building and to interrupt or temporarily suspend Building services and facilities provided appropriate alternative access is provided to Premises;

          7. to have and retain a paramount title to the Premises free and clear of any act of Tenant; or

          8. to approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Building, and to require all such items and furniture to be moved into and out of the Building and the Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building.

29.  Omitted.
     --------

30.  MISCELLANEOUS
     -------------

     A.   Definitions.  The words "re-enter" or "re-entry" as used in this Lease
          -----------
are not restricted to their technical legal meaning. The term "Landlord" as used in this Lease means only the Landlord from time to time and upon conveying its interest, such conveying Landlord shall be relieved from any further obligation or liability. The term "agent" means Hiffman Shaffer Anderson Inc. or such other person as may hereafter be designated at any time or from time to time by Landlord's beneficiaries. Payment to agent by Tenant shall relieve Tenant for amounts paid to agent for Rent due by Tenant.

     B.   Time of Essence.  Time is of the essence of this Lease and each and
          ---------------
all of its provisions.

     C.   Execution of Lease.  Submission of this instrument for examination or
          ------------------
signature by Tenant does not constitute a reservation of or offer or option for lease, and it is not effective or binding as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     D.   Severability.  The invalidity or unenforceability of any provision
          ------------
hereof shall not affect or impair any other provisions.

     E.   Governing Law.  This Lease shall be governed by and construed pursuant
          -------------
to the laws of the State of Illinois.

     F.   Enforcement.  All rights and remedies of Landlord under this Lease or
          -----------
at law, may be exercised by Landlord in its own name individually or in its name by agent or by Landlord's beneficiaries, and all legal proceedings for the enforcement of any such rights or remedies, including distress for rent, forcible detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and execution by Landlord in its own name individually or in its name by agent or by Landlord's beneficiaries.
Tenant conclusively agrees that Landlord has the full power and authority to execute this Lease and to make and perform the agreements herein contained, and Tenant expressly stipulates that any rights or remedies available to Landlord either by the provisions of this Lease or otherwise may be enforced by Landlord in its own name individually or in its name by agent or by Landlord's beneficiaries. Agent shall have the right to receive, apply and retain Tenant's funds.

     G.   Paragraph Headings.  The marginal headings and titles to the
          ------------------
paragraphs and subparagraphs of this Lease are for convenience only and are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     H.   Exculpation.  Each and all of the covenants, undertakings and
          -----------
agreements made in this Lease (and in any Exhibit or Rider to this Lease) on the part of the Landlord and holder of the beneficial interest under LaSalle National Bank as above described, while in the form purporting to be the covenants, undertakings and agreements of Landlord and said holder, are nevertheless each and every one of them made and intended not as personal covenants, undertakings and agreements by Landlord or said holder or for the purpose or intention of binding the Landlord and said holder personally, but are made and intended for the purpose of binding only the interest of the Landlord in the trust property of said LaSalle National Bank Trust No. 110519 and that no personal liability or responsibility is assumed by nor shall at any time be asserted or enforceable against Landlord or said holder or agent on account of this Lease or on account of any covenant, undertaking or agreement in this agreement contained, all such personal liability and responsibility, if any, being expressly waived and released. If said holder is a partnership, any such liability of such partnership as holder of the beneficial interest in the trust property shall be limited to the beneficial interest of the partnership assets and no partner of said partnership shall be individually or personally liable for any claim arising out of this Lease. A deficit capital account of any such partner shall not be deemed an asset of said partnership. Landlord hereby confirms that Hiffman Shaffer Anderson, Inc. is the managing agent for the Building and has full power to manage the Building and to enter into agreements relating to the Building and the Premises, which agreements, however, shall for all purposes be deemed subject to the prior provisions limiting Landlord's liability contained in paragraph 30 H, whether or not any such provisions are contained in such agreements.

     I.   Non-Waiver of Defaults.  No waiver of any provision of this Lease
          ----------------------
shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and in that event only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease will in any way alter the length of the Term or Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of Rent shall not waive or affect said notice, suit or judgment nor shall be deemed to apply other than on account of the amount due, nor shall the acceptance of Rent be deemed a waiver of any breach by Tenant of any term, covenant or condition of this Lease, and no endorsement or statement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. None of the terms, covenants or conditions of this Lease can be waived by either Landlord or Tenant except by appropriate written instrument. This provision shall apply equally to nonwaiver of Defaults by Tenant.

31.  MEMORANDUM FOR RECORDING
     ------------------------

     Concurrently herewith the parties shall execute a Memorandum of this Lease for recording with the Recorder of Deeds of Cook County, Illinois. Tenant agrees that upon the termination of the Term of the Lease, by reason of default or otherwise, Tenant shall forthwith, at the request of Landlord, execute and deliver an appropriate release for recording as shall be required by any title insurer to obtain a waiver of any exception to title by reason of such Memorandum.

32.  LANDLORD'S ADDITIONAL AGREEMENTS
     --------------------------------

     Landlord agrees that while this Lease is in effect it will not permit any part of the Building to be used for any of the following uses: off-track betting establishment, gambling (notwithstanding that gambling activities may hereafter be legalized), video parlor, places of public entertainment, billiard parlor, or any other uses inconsistent with the operation of a first class commercial office building in the area in which the Building is located.

33.  REGULATORY TAKEOVER
     -------------------

     Notwithstanding any other provisions contained in this Lease, in the event Tenant is closed or taken over by the banking authority of the State of Illinois, or other bank supervisory authority, Landlord may terminate the Lease only with the concurrence of such banking authority or other bank supervisory authority, and any such authority shall in any event have the election either to continue or to terminate the Lease; Provided, that in the event this Lease is terminated, the maximum claim of Landlord for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the Lease shall in no event be in an amount exceeding the Rent reserved by the Lease, without acceleration, for the year next succeeding the date of the surrender of the premises to Landlord, or the date of re-entry of Landlord, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid Rent accrued, without acceleration up to such date.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD:                                     TENANT:
--------                                      ------

LaSalle National Trust, N.A., as Successor    The PrivateBank and Trust Company
Trustee to LaSalle National Bank, not
personally, but as Trustee under Trust
Agreement dated 11/6/85 and known as its Trust No. 110519

By: Illegible                                 By: /s/ Donald a. Roubitchek
    -----------------------------------           -----------------------------
Its                                           Its Secretary
    -----------------------------------           -----------------------------

Attest: /s/ Nancy A. Stack                    Attest: /s/ Gail Carpenter
        -------------------------------               -------------------------
Its Assistant Secretary                       Its Assistant Secretary
    -----------------------------------           -----------------------------

                                    RIDER A
                                   --------

                             RULES AND REGULATIONS
                             ---------------------


RIDER ("THIS RIDER") TO THAT CERTAIN LEASE (THE "LEASE") DATED THE _______ DAY OF __________________ 1992, BY AND BETWEEN LASALLE NATIONAL TRUST, N.A., AS SUCCESSOR TRUSTEE TO LASALLE NATIONAL BANK, AS TRUSTEE AS AFORESAID, AS LANDLORD, AND THE PRIVATEBANK AND TRUST COMPANY, AS TENANT.

A. Tenant agrees to observe the reservations of Landlord contained in paragraph 28 of the Lease entitled "Rights Reserved to Landlord" and agrees, for itself, its employees, agents, clients, customers, invitees, licensees and guests, to comply with the following rules and regulations and all reasonable modifications and additions thereto which Landlord may from time to time make:

     1. Any sign, lettering, picture, notice or advertisement installed within the Premises which is visible from the public corridors within the Building shall be installed in such manner and be of such character and style as Landlord shall approve in writing. No sign, letter, picture, notice or advertisement shall be placed on any outside window or in a position to be visible from outside the Building;

     2. Tenant shall not use the name "10 North Dearborn" for any purpose other than Tenant's business address;

     3. Tenant shall not use the name "10 North Dearborn" for Tenant's business address after Tenant vacates the Premises;

     4. Sidewalks, entrances, passages, courts, corridors, halls, elevators and stairways in and about the Premises shall not be obstructed nor shall objects be placed against glass partitions, doors or windows which would be unsightly from the corridors of the Building or from the exterior of the Building;

     5. No animals, pets, bicycles or other vehicles shall be brought or permitted to be in the Building or the Premises;

     6. Room to room canvasses to solicit business from other tenants of the Building are prohibited;

     7. Tenant shall not waste electricity, water or air conditioning and shall cooperate fully with Landlord to assure the most effective and efficient operation of the heating and air conditioning systems of the Building. All controls shall be adjusted only by authorized Building personnel;

     8. All corridor doors shall remain closed at all times except in entering or leaving the Premises;

     9. No locks or similar devices shall be attached to any door except by Landlord and Landlord shall have the right to retain a key to all such locks;

     10. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Premises locked and other means of entry to the Premises closed and secured. Any damage resulting from Tenant's failure to fulfill said responsibility shall be paid for by Tenant. All property belonging to Tenant or any other person in the Premises which is in the Building or in the Premises, shall be there at the risk of Tenant or such other person only. Landlord, its agent and their respective officers and employees shall not be liable for damage, theft, or misappropriation thereof. Tenant shall and hereby does indemnify, defend and hold harmless Landlord, its agents and their respective officers and employees, from any claims arising out of the above, including subrogation claims by Tenant's insurance carrier;

     11. Only machinery or mechanical devices of a nature directly related to Tenant's ordinary use of the Premises shall be installed, placed or used in the Premises and the installation and use of all such machinery and mechanical devices is subject to the other rules contained in this Rider and the other portions of the Lease;

     12. All cleaning, repairing, janitorial, decorating, painting or other services and work in and about the Premises shall be done only by authorized Building personnel in accordance with a first class building located in the downtown Chicago Loop area;

     13. Safes, furniture, equipment, machines and other large or bulky articles shall be brought to the Building and into and out of the Premises at such times and in such manner as Landlord shall direct (including the designation of elevators) and at Tenant's sole risk and cost. Prior to Tenant's removal of such articles from the Building, Tenant shall obtain written authorization from the office of the Building and shall present such authorization to a designated employee of Landlord;

     14.  Tenant shall not in any manner deface or damage the Building;

     15. Inflammables such as gasoline, kerosene, naphtha and benzene, or explosives or any other articles of an intrinsically dangerous nature are not permitted in the Building or Premises;

     16. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring of the Building and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electrical equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity;

     17. To the extent permitted by law, Tenant shall not permit picketing or other union activity involving its employees in the Building, except in those locations and subject to time and other limitations as to which Landlord may give prior written consent;

     18. Tenant shall not enter into or upon the roof or basement of the Building or any storage, heating, ventilation, air-conditioning, mechanical or elevator machinery housing areas;

     19. Tenant shall not distribute literature, flyers, handouts or pamphlets of any type in any of the common areas of the Building without the prior written consent of Landlord;

     20. Except as reasonably required to accommodate Tenant's employees, and subject to applicable legal requirements, Tenant shall not cook, otherwise prepare or sell any food or beverages in or from the Premises;

     21. Tenant shall not permit the use of any apparatus for sound production or transmission in such manner that the sound so transmitted or produced shall be audible or vibrations therefrom shall be detectable beyond the Premises;

     22. Tenant shall keep all of its electrical and mechanical apparatus free of vibration, noise and air waves which may be transmitted beyond the Premises;

     23. Tenant shall not permit objectionable odors or vapor to emanate from the Premises;

     24. Tenant shall not place a load upon any floor of the Premises exceeding the floor load capacity for which such floor was designed or allowed by laws to carry;

     25. No floor covering shall be affixed to any floor in the Premises by means of glue or other adhesive, unless the installation procedure is approved by Landlord; and

     26. No vending machines of any description shall be installed, maintained or operated in the Premises without the written consent of Landlord.

B. Any violation by Tenant of any of the rules and regulations contained above or other sections of the Lease, or such rules and regulations as may hereafter be adopted by Landlord pursuant to subparagraph A of Rider A of the Lease, shall be deemed a Default under the Lease and may be restrained; but whether or not so restrained, Tenant acknowledges and agrees that it shall be and remain liable for all damages, loss, costs and expenses resulting from any violation by Tenant of any of said rules and regulations. Nothing in the Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce said rules and regulations or the terms, covenants and conditions of any other lease against any other tenant or any other persons, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, invitees, licensees, customers, clients, family members or guests, or by any other person.

C. The Landlord's Exculpatory Clause which is set forth in paragraph 30 H of the Lease is incorporated herein by reference.

D. Landlord agrees that all present and future leases for other space in the Premises shall be made subject to substantially the same rules and regulations, and that Landlord will vigorously enforce such rules and regulations against all occupants of the Building.

E.   This Rider is an integral part of the Lease.

                                             Agreed, Accepted and Acknowledged:

LANDLORD:                                    TENANT:



LaSalle National Trust, N.A., Successor      The PrivateBank and Trust Company
Trustee to LaSalle National Bank, not
personally, but as Trustee under Trust
Agreement dated 11/6/85 and known as Trust
No. 110519

By:    Illegible                             By:     /s/ Donald D. Roubitchek
   --------------------------------------       ------------------------------
Title:                                       Title:  Secretary
      -----------------------------------          ---------------------------


Attest: /s/ Nancy A. Stack                   Attest: Gail Carpenter
       ----------------------------------           --------------------------

                                    RIDER B
                                    -------

         EXTENSION OPTION, RIGHT OF FIRST REFUSAL AND EXPANSION SPACE
         ------------------------------------------------------------


RIDER (THIS "RIDER") TO THAT CERTAIN LEASE (THE "LEASE") DATED THE ______ DAY OF ___________________, 1992, BY AND BETWEEN LASALLE NATIONAL TRUST, N.A., AS SUCCESSOR TRUSTEE TO LASALLE NATIONAL BANK, AS TRUSTEE AS AFORESAID, AS LANDLORD, AND THE PRIVATEBANK AND TRUST COMPANY, AS TENANT

1.   EXTENSION OPTION
     ----------------

     (a) Subject to the terms and conditions herein set forth, Tenant shall have the right and option to extend the Lease for one (1) successive extension term of five (5) years and zero (0) months ("Extension Option") commencing on the first day after the end of the initial Term and ending five (5) years thereafter ("Extension Term").

     Tenant shall not have any right or option to extend the Term of the Lease for any period which would extend beyond the Extension Term.

     (b) Tenant shall exercise the Extension Option by written notice given to Landlord not earlier than twelve (12) months nor later than six (6) months prior to the expiration of the initial Term of the Lease. If the Extension Option has not commenced, the Extension Option and any notice given pursuant to this paragraph (b) shall forthwith terminate and be of no further force and effect upon the first occurrence of any of the following events:

         (i) this Lease shall terminate prior to the expiration of the initial Term hereof;

         (ii) an event of Default shall have occurred and is existing at the time of the exercise by Tenant of the Extension Option or any time subsequent to the exercise thereof by Tenant, but prior to the commencement of the applicable Extension Term of the Lease; or

         (iii) Tenant shall fail to exercise the Extension Option in the manner herein set forth.

     In the event that Tenant exercises the Extension Option in accordance with the provisions of this subparagraph (b), the Lease shall be extended for the applicable Extension Term upon all terms, covenants and conditions contained in the Lease, except that (i) the word "Term" as used in the Lease shall mean such Extension Term; (ii) Monthly Base Rent (as defined in paragraph 4 of the Lease) shall be the Prevailing Market Rental, determined as provided in paragraph (c) below; and (iii) the Expiration Date thereof shall be the last day of such Extension Term as stated in paragraph (a) above.

     (c) The "Prevailing Market Rental" for the Extension Option means and shall be an amount equal to the effective net rental rate (determined as though all taxes and other usual and customary expenses were the obligation of Tenant) being charged to tenants under new or renewed leases (other than renewed leases whose rents have been predetermined by formula or otherwise) with terms commencing on or within six (6) months prior to the commencement of the applicable extension term for commercial space in office buildings in the Downtown Chicago area comparable in age, quality of location, construction, maintenance and services to the Building (without regard to the value of Tenant's Improvements to the Premises), and shall take into account the cost to Tenant of Improvements to the space required for Tenant's occupancy, rental abatement and/or concessions, and shall be expressed on the basis of an absolute effective net rental rate per square foot per annum multiplied by the Rentable Area of the Premises and divided by twelve (12). If Tenant objects to the Prevailing Market Rental proposed by Landlord, Tenant shall give notice of such objection to Landlord within thirty (30) days after receipt of Landlord's proposal. If any such dispute is not resolved between the parties within thirty
(30) days after Tenant's notice of objection, then Landlord and Tenant shall submit the dispute to arbitration in accordance with the provisions of paragraph 4 hereof. In no event shall the Prevailing Market Rental be less than the monthly Base Rent in effect in the month immediately preceding the Extension Term.

2.   RIGHT OF FIRST OFFER
     --------------------

     (a) Tenant shall also have the Right of First Offer with respect to any space which becomes available from time to time in the Building subject to the prior Rights of First Refusal, Expansion Options and Extensions for the following tenants or their successors currently in the building: American Reprographics Management, Inc. (2nd floor), Adler, Kaplan & Begy (3rd, 4th, 5th and 6th floors), Security Pacific Business Credit, Inc. (8th floor), and DEC Ventures, Inc. (7th floor). Landlord shall notify Tenant in writing of such available space and the terms upon which space is being offered by Landlord to prospective tenants. Tenant shall have ten (10) days from the date of such notification from Landlord to accept or renew such space in writing. If Tenant shall fail to respond within said ten (10) day period, Tenant shall be deemed to have rejected such available space. If the Right of First Offer is exercised, Landlord and Tenant shall execute an amendment to the Lease adding such space to the Premises for the Term then remaining under the Lease and at the rate specified in the Right of First Offer Notification, except that the Monthly Base Rent shall be no less than the rate then in effect for the balance of the Premises. The Right of First Offer shall be governed by all other terms of the Lease.

     (b) The Right of First Offer shall terminate upon the first occurrence of any of the following events: (i) on the expiration of the Term of the Lease;
(ii) an event of Default shall have occurred and is existing at the time of exercise of the Right of First Refusal; or (iii) the Lease is terminated prior to the expiration of the Term hereof including extensions.

     (c) If Landlord shall have offered space to Tenant, and Tenant shall have declined the same, and if Landlord thereafter shall materially modify the terms upon which such space is being offered by Landlord or if Landlord shall receive an offer for such space which it desires to accept, which such offer is on terms other than those which were offered to Tenant, Landlord shall again offer such space to Tenant on such revised terms prior to letting such space to others, and Tenant shall have ten (10) days from the date of such re-notification from Landlord to accept or refuse such space in writing. If Tenant shall fail to respond to such re-offer within said ten (10) day period, Tenant shall be deemed to have rejected such re-offered space.

3.   EXPANSION SPACE
     ---------------

     (a) In addition to the space originally leased hereunder, Tenant shall have the option to lease approximately twenty-five hundred (2,500) rentable square feet on an "as is" basis ("Additional Space I"). Said Additional Space is located on the eleventh floor of the Building. This option shall be exercised by Tenant giving written notice to Landlord one hundred eighty (180) days prior to September 1, 1994.

     (b) In addition to the space originally leased hereunder and the space indicated in 3(a) above, Tenant shall have the option to lease approximately an additional twenty-five hundred (2,500) square feet on an "as is" basis ("Additional Space II"). Said Additional Space II shall be located on the eleventh floor of the building. If Tenant exercises its option under 3(a) above, Tenant agrees that the Additional Space II encompasses the balance of rentable space on the eleventh floor. The above option under this subparagraph 3(b) shall be exercised by Tenant giving written notice to Landlord one hundred eighty
(180) days prior to March 1, 1997.

     (c) Any option and any notice given pursuant to this paragraph (3) shall terminate and be of no further force and effect upon the first occurrence of any of the following events:

         (i)   the Lease terminates prior to the expiration of the Term;

         (ii) an event of Default shall have occurred and is existing at the time of the exercise of the applicable option under (a) or (b) above; and

         (iii) Tenant shall fail to exercise the option in (a) or (b) above in the manner set forth above.

     (d) In the event that Tenant exercises either option in (a) or (b) above in accordance with the provisions of this paragraph (3) the Additional Space I or Additional Space II shall be added to the original Term of the Lease upon all terms, covenants and conditions contained in the Lease, except that Monthly Base Rent (as defined in paragraph 4 of the Lease) shall be 90% of the Prevailing Market Rental determined as provided in paragraph 1(c) in this Rider B. In no event shall the Prevailing Market Rental be less than the Monthly Base Rent per square foot then in effect under the Lease.

4.   ARBITRATION
     -----------

     If Tenant shall give to Landlord notice of Tenant's objection to Landlord's proposed Prevailing Market Rent within thirty (30) days after receipt of Landlord's proposal and Landlord and Tenant shall fail to agree upon the Prevailing Market Rental within thirty (30) days after receipt of Tenant's notice of objection as provided in subparagraph l(c) hereof, then Landlord and Tenant each shall, within fifteen (15) business days after the expiration of said thirty (30) day period, give notice to the other setting forth the name and address of an appraiser designated by the party giving notice. All appraisers selected shall be members of the American Institute of Real Estate Appraisers, Masters Appraisers Institute, or a similar organization of recognized national standing. If either party shall fail to give notice of such designation within said fifteen (15) day period, then the appraiser, if any, designated by the other party shall make the determination alone. If two appraisers have been designated, such appraisers shall designate a third appraiser. If the two appraisers shall fail to agree upon the third appraiser within five (5) business days of the designation of the last two appraisers, then either Landlord or Tenant may apply to the American Arbitration Association or any successor thereto having jurisdiction for the settlement of the dispute as to the designation of the third appraiser in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association. All appraisers designated pursuant hereto shall have had at least ten (10) years continuous experience in the business of appraising office buildings or commercial buildings in the Downtown Chicago area. The three appraisers shall conduct such hearings as they may deem appropriate, shall make their determination in writing and shall give notice to Landlord and Tenant of said determination within thirty business days of the designation of the third appraiser. In the event that the three appraisers cannot agree upon a Prevailing Market Rental, each appraiser shall submit in writing to Landlord and Tenant the Prevailing Market Rental as determined by such appraiser. The Prevailing Market Rental for the purposes of this paragraph shall be equal to the arithmetic average of the three Prevailing Market Rentals submitted by the appraisers.

     Each party shall pay its own fees and expenses, if any, in connection with any appraiser selected by such party under this paragraph 4, and the parties shall share equally all other expenses and fees of any arbitration including the fee charged by the third appraiser. Until finally determined pursuant to this paragraph 4, the Rent during the extension term shall be equal to the Prevailing Market Rental proposed by Landlord. The Prevailing Market Rental as determined in accordance with the provisions of this paragraph 4 shall be final and binding upon Landlord and Tenant. The parties shall direct the appraisers to determine the Prevailing Market Rental in accordance with the definition of such term as set forth in subparagraph 1(c) of this Rider. If, as a result of such determination, there shall have been an overpayment of Rent, then at Tenant's election, Landlord shall credit the amount of such overpayment against the next monthly payment or payments of Rent due under this Lease, or refund the amount of such overpayment to Tenant within thirty (30) days. If, as a result of such determination, there shall have been a deficiency in the amount paid on account of the Prevailing Market Rent, Tenant shall pay the amount of such deficiency to Landlord within thirty (30) days after demand.

     The Landlord's Exculpatory Clause which is set forth in paragraph 30 H of the Lease is incorporated herein by reference.


LANDLORD:                                     TENANT:


LaSalle National Trust, N.A., as Successor    The PrivateBank and Trust Company
Trustee to LaSalle Company National Bank, as Trustee under Trust Agreement dated
11/6/85 and known as Trust No. 110519


By:    Illegible                              By:    /s/ Donald D. Roubitchek
   ---------------------------------             -----------------------------
Title:                                        Title: Secretary
     -------------------------------                --------------------------

Date: 04-22-92                                Date:  04-06-92
     -------------------------------               ---------------------------

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT to Lease ("Amendment") made this 28th day of December, 1993, by and between LaSalle National Trust, N.W., successor Trustee to LaSalle National Bank, not personally, but as Trustee under the Trust Agreement dated November 6, 1985 and known as Trust No. 110519 (herein referred to as ("Landlord") and The Private Bank and Trust Company, an Illinois corporation, (herein referred to as "Tenant").

     WHEREAS, the Landlord and Tenant entered into a certain Lease dated January 1, 1992 (herein referred to as the "Lease") for premises commonly known as Suites 900 and 1000, 10 N. Dearborn, Chicago, Illinois;

     WHEREAS, Tenant desires to expand into and occupy Suite 1107 on the eleventh floor in the 10 N. Dearborn Building, which is approximately 4,181 rentable square feet ("Eleventh Floor Space") for a Twenty-Seven (27) month term commencing April 1, 1994;

     AND WHEREAS, Landlord and Tenant desire to amend the Lease pursuant to the terms, provision and agreements herein set forth.

     NOW THEREFORE, in consideration of the covenants and agreements herein set forth and other good and valuable consideration which is hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows:

     1.   PREMISES AND RENTABLE AREA. The rentable area of the Premises shall
          --------------------------
be increased by the Eleventh Floor Space to 15,713 square feet from 11,532 square feet as of April 1, 1994 until June 30, 1996.

     2.   TERM. The Commencement Date for the Lease was January 1, 1992. The
          ----
Commencement Date for the Eleventh Floor Space is April 1, 1994. The Termination Date for the Lease is June 30, 2000. The Termination Date for the Eleventh Floor Space only shall be June 30, 1996.

     3.   RENT. The Rent under the original Lease shall remain the same except
          ----
as adjusted below in this Paragraph 3 and in Paragraph 4; however, beginning April 1, 1994, the Tenant shall pay in addition to Additional Monthly Base Rent to agents of Landlord's beneficiaries, Scribcor, Inc. (located at 30 W. Monroe Street, Chicago, Illinois 60603) or to such other person or at such other place as Landlord's beneficiaries may direct in writing an amount as Monthly Base Rent for the Eleventh Floor Space as follows:

             PERIOD               MONTHLY BASE RENT FOR ELEVENTH FLOOR
             ------               ------------------------------------

April 1, 1994 to June 30, 1996                  $1,846.61

     Monthly Base Rent shall be payable in advance on or before the first day of each month of the term.

     4.   TENANT'S PROPORTIONATE SHARE, BASE EXPENSES AND TAXES. Tenant's
          -----------------------------------------------------
Proportionate Share as defined on Page 2 of the Lease shall be increased to 19.57% from 14.36%. Base Expenses and Taxes pursuant to Page 2 of the Lease shall remain at $0.00 per square foot or $0.00 per year. Tenant will pay Expenses and Taxes in excess of $0.00 per square foot. The increase in Tenant's Proportionate share shall be effective on April 1, 1994.

     5.   OCCUPANCY. Tenant may occupy the Eleventh Floor Space anytime after
          ---------
construction is completed in accordance with the Work Letter attached as Exhibit A.

     6.   CONSTRUCTION OF TENANT IMPROVEMENTS. Landlord shall provide at no
          -----------------------------------
cost to Tenant the Tenant Improvements described in the Work Letter attached to this Lease Amendment as Exhibit A.

     7.   EXTENSION OPTION, EXPANSION SPACE AND RIGHT OF FIRST REFUSAL. The
          ------------------------------------------------------------
Extension Option, Right of First Refusal and Expansion Space contained in Rider B of the Lease is hereby amended by adding the following:

                A.  EXTENSION OPTION
                    ----------------

                    (a) Subject to the terms and conditions herein set forth, Tenant shall have the right and option to extend the Lease for the Eleventh Floor Space for one (1) successive extension term of four (4) years and zero (0) months ("Extension Option") commencing on July 1, 1996 and ending June 30, 2000 ("Extension Term").

          After June 30, 2000, the Eleventh Floor Space shall be treated as part of the Lease for purposes of extension options.

                    (b) Tenant shall exercise the Extension Option by written notice given to Landlord not later than six (6) months prior to the Termination Date of the Lease. If the Extension Option has not commenced, the Extension Option and any notice given pursuant to this paragraph (b) shall forthwith terminate and be of no further force and effect upon the first occurrence of any of the following events:

                         (i)  this Lease shall terminate prior to June 30, 1996;

                         (ii) an event of Default shall have occurred and is
               existing at the time of the exercise by Tenant of the Extension Option or any time subsequent to the exercise thereof by Tenant, but prior to the commencement of the applicable Extension Term of the Lease; or

                        (iii) Tenant shall fail to exercise the Extension Option
               in the manner herein set forth.

               In the event that Tenant exercises the Extension Option in accordance with the provisions of this subparagraph (b), the Lease for the Eleventh Floor Space shall be extended for the applicable Extension Term upon all terms, covenants and conditions contained in the Lease, except that (i) the word "Term" as used in the Lease shall mean such Extension Term; (ii) Monthly Base Rent shall be as follows:


               PERIOD                  MONTHLY BASE RENT
               ------                  -----------------

          07/01/96 to 06/30/98            $1,742.08
          07/01/98 to 06/30/00            $2,438.92


          and (iii) the Termination Date thereof shall be the last day of such Extension Term as stated in paragraph (a) above.

               B.  EXPANSION SPACE. (a) In addition to the space originally
                   ---------------
     leased hereunder, Tenant shall have the option to lease the eighth floor of the Building, approximately 7,328 rentable square feet. This option shall be exercised by Tenant giving written notice to Landlord not earlier than June 1, 1995 and not later than August 20, 1995.

                    (b) Any option and any notice given pursuant to this paragraph shall terminate and be of no further force and effect upon the first occurrence of any of the following events:

                         (i) the Lease (excluding the Eleventh Floor Space) terminates prior to the expiration of the Term;

                         (ii) an event of Default shall have occurred and is existing at the time of the exercise of the applicable option under (a) above; and

                         (iii) Tenant shall fail to exercise the option in (a)
               above in the manner set forth above.

                    (c) In the event that Tenant exercises the option in (a) above in accordance with the provisions of this paragraph, the Expansion Space shall be added to the original Term of the Lease upon all terms, covenants and conditions contained in the Lease except that Monthly Base Rent shall be as follows:


               PERIOD                    MONTHLY BASE RENT FOR EIGHTH FLOOR
               ------                    ----------------------------------

          07/01/96 to 06/30/98                      $3,053.33

          07/01/98 to 06/30/2000                    $4,274.67

     Additionally, Tenant's Proportionate Share shall increase proportionately.

     8.   REAL ESTATE BROKE. Tenant represents and warrants to Landlord,
          -----------------
Landlord's beneficiaries and agent that Tenant has dealt directly with and only with the following real estate brokers, Equis Corporation, 321 N. Clark Street, Chicago, Illinois and Scribcor, Inc., 30 W. Monroe Street, Chicago, Illinois, as brokers in connection with this Lease, and that insofar as Tenant knows, no other broker negotiated or participated in the negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection therewith. Tenant agrees to indemnify and hold Landlord and Landlord's beneficiaries and agents harmless from and against any and all claims, demands, damages, liabilities and expenses of any type or nature whatsoever, including court costs and attorney fees arising by reason of the breach of the aforesaid representation and warranty.

     9.   CONFIRMATION AND REPUBLICATION. As amended hereby, the Lease is
          ------------------------------
hereby ratified, confirmed and republished, and all of the terms, provisions and conditions of the Lease, including all extension options and right of first refusals, shall remain in full force and effect and shall continue to be binding upon and inure to the benefit of the successors and assigns of each party hereto.

     10.  EXCULPATION OF LANDLORD. This Amendment is executed by LaSalle
          -----------------------
National Trust, N.A. successor Trustee to LaSalle National Bank, not personally but as Trustee, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated November 6, 1985 and known as Trust Number 110519, to all provisions of which Trust Agreement this Amendment is expressly made subject. It is expressly understood and agreed that nothing in this Amendment contained shall be construed as creating any personal liability upon the Trustee, beneficiaries or their agents, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder to perform any covenant, agreement, condition or obligation either expressed or implied, herein contained, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee and said beneficiaries to the extent permitted by law, of every sort, if any, is hereby expressly waived by security hereunder; and that so far as the parties hereto are concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the property from time held subject to the provisions of said Trust Agreement and any insurance proceed thereon for the payment thereof.

     IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by property parties thereunto duly authorized so to do (by its Board of Directors, if Tenant is a corporation), as of the day and year first above written.

                              LANDLORD:
                              --------

                              LaSalle National Trust, N.A., Successor Trustee to LaSalle National Bank, not personally, but as Trustee under Trust Agreement dated November 6, 1985 and known as Trust No. 110519.



                              By: /s/ Rosemary Collins
                                  ____________________________________

Attest:___________________    Title: Assistant Vice President
                                     _________________________________

                              TENANT
                              ------

                              THE PRIVATE BANK AND TRUST COMPANY
                              10 NORTH DEARBORN STREET
                              CHICAGO, ILLINOIS 60602


                              By: /s/ Donald A. Roubitchek
                                  ____________________________________

                              Title: Managing Director and COO
                                     _________________________________

                              Attest: /s/ Ralph B. Mandell
                                      ________________________________

                              Title: Co-Chairman and CEO
                                     _________________________________

                                   EXHIBIT A
                                  WORK LETTER

                              DATE:   December 28, 1993
                                   ----------------------------------

TO:  Mr. Don Roubitchek
     The Private Bank and Trust Company
     Suite 900
     10 North Dearborn Street
     Chicago, IL  60602

Dear Don:

     Concurrently herewith, you ("Tenant") and the undersigned ("Landlord") are entering into a Lease Amendment of the Premises (the "Lease"). The defined terms used herein shall have the same meanings as set forth in the Lease. This letter agreement is the Work Letter described in the Lease. Landlord and Tenant agree that their respective rights and obligations with respect to the construction of the Premises are as follows:

     1.   TENANT'S PLANS AND SPECIFICATIONS
          ---------------------------------

     1.01 Tenant, at Tenant's sole expense, shall cause Tenant's architects and space planners to prepare and complete finished detailed architectural, engineering, electrical and mechanical plans including all dimensions and specifications for all work to be performed in order to complete the construction of all Tenant's improvements necessary for occupancy in the Premises ("Tenant's Plans").

     1.02 Tenant's Plans have been delivered to Landlord and included as Schedule A.

     1.03 Tenant's Plans are expressly subject to Landlord's prior written approval, which shall not be unreasonably withheld provided that the Work required by Tenant's Plans (a) shall not delay completion of Work or the Commencement Date of the Lease; (b) shall be practicable and consistent with existing physical conditions in the Building; (c) shall not impair Landlord's ability to perform any of Landlord's obligations hereunder or under the Lease or any other lease of space in the Building; (d) shall not affect any portion of the Building other than the Premises or be incompatible with the Building systems; and (e) comply with all applicable building laws and ordinances. Upon such approval, Landlord shall cause Tenant's Plans to be filed, at Landlord's sole cost and expense, with the governmental agencies having jurisdiction thereof, in order to obtain all governmental permits and authorizations that may be required in connection with the Work to be done.

     1.04 Without the prior written consent of Landlord, Tenant shall make no changes to Tenant's Plans after approval thereof by Landlord.

     2.   LANDLORD'S PLANS AND SPECIFICATIONS
          -----------------------------------

     2.01 Landlord, at Landlord's sole expense, shall cause Tenant's Work to be completed not later than the Commencement Date set forth in the Lease Schedule or such later date as Landlord and Tenant may agree to. Tenants Work shall be those improvements approved by Tenant and Landlord which are detailed on Schedule A. No changes to Tenant's Work may be made by Tenant unless approved by Landlord.

     2.02 Landlord may make such changes in the plans and specifications described in Paragraph 2 hereof as Landlord may desire, excepting that any such changes shall not materially and adversely affect Tenant's occupancy.

     2.03 Tenant agrees that title to all Work performed in the Premises and materials installed in the Premises as part of Tenant's Work shall immediately vest in Landlord except Tenant shall retain title to all removable trade fixtures installed in the Premises by Tenant.

     3.   EXTRA WORK
          ----------

     3.01 Tenant may designate substitutions, additional work or extra materials over and above the Tenant's Work ("Extra Work") to be performed by Landlord provided that the Extra Work as set forth in Tenant's Plans approved by the Landlord for such Extra Work (a) shall not delay completion of work; (b) shall be practicable and consistent with existing physical conditions in the Building and shall not impair the structural integrity of the Building; (c) shall not impair Landlord's ability to perform any of Landlord's obligations hereunder or under the Lease or any other lease of space in the Building; (d) shall not affect any portion of the Building other than the Premises or be incompatible with the Building systems; and (e) comply with all applicable building laws and ordinances. In the event Tenant requests Landlord to perform Extra Work and if Landlord accedes to such requests Landlord shall submit to Tenant a written estimate ("Estimate") of the cost of the Work. Within five (5) days after Landlord's submission of the Estimate, Tenant shall, in writing, either accept or reject the Estimate. Tenant's failure either to accept or reject the Estimate with said five (5) day period shall be deemed rejection thereof. In the event that Tenant rejects the Estimate or the Estimate is deemed rejected, Tenant shall within five (5) days after such rejection furnish Landlord with necessary revisions of Tenant's Plans, as to complete construction of the Premises. If the actual cost of the Extra Work exceeds the Estimate, Tenant agrees to pay such excess, it being acknowledged that the Estimate is not a guaranty of the cost of the Extra Work. Estimated cost of the Work shall include a mark up for Landlord's fee, overhead and profit not to exceed twenty percent (20%).

     3.02 In the event that Landlord performs Extra Work hereunder, Tenant shall pay Landlord within thirty (30) days after billing of the Extra Work. Thereafter, Tenant shall pay to Landlord as billed by Landlord all such costs and charges for the Extra Work set forth in such billings. Such billings shall include a progress claim that summarizes the job to date. Landlord shall have, in connection with all such billings, all of the rights and remedies granted under the Lease in connection with the enforcement of the collection of Rent owing to Landlord thereunder. Notwithstanding the foregoing, Landlord shall have the right to require Tenant to deliver to Landlord cash or other security in an amount and form acceptable to Landlord to be held by Landlord in escrow to assure prompt payment for the cost of the Extra Work. Based upon the drawings submitted to date, Landlord is not requiring an escrow.

     4.   COMPLETION - PUNCH LIST
          -----------------------

     When Landlord is of the opinion that the Tenant's Work is substantially complete, then Landlord shall so notify Tenant. Tenant agrees that upon such notification, Tenant will promptly (and not later than five business days after the date of Landlord's said notice) inspect the Premises and furnish to Landlord a written statement that the Tenant's Work has been substantially completed as required by the provisions of this Work Letter and the Lease, with the exception of certain specified and enumerated items, if any (hereinafter referred to as the "Punch List"). Tenant agrees that at the request of Landlord from time to time thereafter, Tenant will promptly furnish to Landlord revised Punch Lists reflecting any completion of any prior Punch List items. It is mutually agreed that if the Punch List or any revised Punch List consists only of items, the non-completion of which would not materially impair Tenant's occupancy of the Premises, then, in such event, the Premises shall be deemed to be complete and Tenant will acknowledge in writing that the Premises are complete and accept possession of the Premises; provided, however, that such acknowledgment or acceptance shall not relieve Landlord of its obligations to complete all such Punch List items. Any disputes as to the nature or existence of any Punch List items or as to the completion of Tenant's Work will be resolved by Eckenhoff Saunders Architects, Inc. (ESA). The decision of ESA will be final and binding upon Landlord and Tenant. The date which is the earlier of either (a) the date on which Tenant acknowledges that the Tenant's Work in Premises is complete, or
(b) the date on which the Premises was complete pursuant to the provisions of this Section 5 is referred to as the "Completion Date".

     5.   POSSESSION - EXTENSION AND MODIFICATION OF TERM
          -----------------------------------------------

     5.01 Tenant will take possession of the Premises on the Completion Date. Landlord agrees to use its best efforts to have the Premises substantially ready for occupancy on the date specified in the Lease Schedule. Notwithstanding the foregoing, there shall be no abatement of Rent if the Tenant's Work is not substantially complete due to any special equipment, fixtures or materials, changes, alterations or additions requested by Tenant; any delay by Tenant in submitting plans, supplying information or approving or authorizing plans, specifications, estimates or other matters, or any other act or omission of Tenant.

     6.   TENANT'S ENTRY PRIOR TO COMPLETION OF TENANT'S WORK
          ---------------------------------------------------

     Landlord may permit Tenant or its contractors to enter the Premises at Tenant's sole risk in order to perform work required by Tenant to make the Premises ready for Tenant's occupancy. The foregoing license to enter prior to the Completion Date, however, is conditioned upon Tenant or Tenant's contractors not interfering with Landlord's contractors and/or with any other tenant or its contractors. If at any time such entry shall cause disharmony, interference or union disputes of any nature whatsoever, or if Landlord shall, in Landlord's sole judgment, determine that such entry, such work or the continuance thereof shall interfere with, hamper or prevent Landlord from proceeding with work on or in the Building or the Premises at the earliest possible date, this license may be withdrawn by Landlord immediately upon written notice to Tenant. Such entry shall be deemed to be under and subject to all of the terms, covenants, and conditions of the Lease and Tenant shall comply with all of the provisions of the Lease which are the obligations or covenants of Tenant except that the obligation to pay Rent shall not commence until the Completion Date or as otherwise provided for in the Lease. In the event that Tenant's contractors incur any charges from Landlord, including but not limited to charges for use of construction or hoisting equipment on the Building site, then and in that event, such charges shall be deemed an obligation of Tenant and shall be collectible as Rent pursuant to the Lease and upon default in payment thereof Landlord shall have the same remedies as for a default in payment of Rent pursuant to the Lease.

     7.   LANDLORD'S ENTRY AFTER COMPLETION
          ---------------------------------

     At any time after the Completion Date with Tenant's prior consent, Landlord may enter the Premises to complete unfinished details of the Work and such entry by Landlord, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under the Lease, or impose any liability upon Landlord or its agent, provided, however, that this does not interfere with tenants completions of work. Said entry shall in no way interfere with the conduct of Tenant's business.

     8.   EXCULPATORY CLAUSE
          ------------------

     The Landlord's Exculpatory Clause which is set forth in Paragraph 9 of the Lease Amendment is incorporated herein by reference.

     9.   BENEFICIARY
          -----------

     The beneficiary of Landlord under the Lease, for the purposes this Work Letter, shall be authorized to act on behalf of Landlord.

                              LANDLORD:
                              --------

                              LaSalle National Trust, N.A., Successor Trustee to LaSalle National Bank, not personally, but as Trustee under Trust Agreement dated November 6, 1985 and known as Trust No. 110519.



                              By: /s/ Rosemary Collins
                                  ___________________________________

Attest:__________________     Title: Assistant Vice President
                                     ________________________________

                              TENANT
                              ------

                              THE PRIVATE BANK AND TRUST COMPANY
                              10 NORTH DEARBORN STREET
                              CHICAGO, ILLINOIS 60602


                              By: /s/ Donald A. Roubitchek
                                 ___________________________________

                              Title: Managing Director and COO
                                     ________________________________

                              Attest: /s/ Ralph B. Mandell
                                      _______________________________

                              Title: Co-Chairman and CEO
                                     ________________________________

                          SCHEDULE A - TENANT'S WORK
                          --------------------------



1.   Paint entire Eleventh Floor Space.

2. Carpet entire Eleventh Floor Space in carpet mutually agreeable to Landlord and Tenant.

                           SECOND AMENDMENT TO LEASE
                           -------------------------

     THIS SECOND AMENDMENT TO LEASE ("SECOND AMENDMENT") is made as of this 1st day of June, 1996, by and between GENERAL AMERICAN LIFE INSURANCE COMPANY, a Missouri corporation ("LANDLORD") and THE PRIVATEBANK AND TRUST COMPANY, an Illinois corporation (herein referred to as "TENANT").

                             W I T N E S S E T H:

     WHEREAS, LaSalle National Bank, not personally, but as Trustee under a Trust Agreement dated November 6, 1985 and known as Trust No. 110519 ("LASALLE TRUST"), as landlord, and Tenant entered into a certain lease dated as of January 1, 1992 (herein referred to as the "ORIGINAL LEASE") for the premises commonly known as the 9th and 10th Floors, Suites 900 and 1000, in the building located at Ten North Dearborn Street, Chicago, Illinois (the "BUILDING"); and

     WHEREAS, LaSalle Trust and Tenant entered into a First Amendment to Lease dated December 28, 1993 (the "FIRST AMENDMENT") for the premises commonly known as Suite 1107 (the "11TH FLOOR SPACE") in the Building (the Original Lease and the First Amendment are hereinafter collectively referred to as the "LEASE"); and

     WHEREAS, Landlord is the successor in interest to the LaSalle Trust; and

     WHEREAS, Landlord and Tenant desire to further amend the Lease pursuant to the terms, provisions and agreements herein set forth.

     NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN SET FORTH, Landlord and Tenant hereby covenant and agree as follows:

     1.   Premises and Rentable Area.  All references in the Lease to the
          --------------------------
premises are deleted and the following is substituted in lieu thereof.

     The premises shall consist of the 9th and 10th floors of the Building (the "9TH FLOOR SPACE" and the "10TH FLOOR SPACE") which, together contain 11,532 rentable square feet, and the 8th floor of the Building (the "8TH FLOOR SPACE") which contains 7,328 rentable square feet. The 8th Floor Space, the 9th Floor Space and the 10th Floor Space are collectively referred to as the "PREMISES."

     2.   Termination Date.  The Termination Date of June 30, 2000 under the
          ----------------
Original Lease with respect to the 9th Floor Space and 10th Floor Space, and the Termination Date of June 30, 1996 under the First Amendment with respect to the 11th Floor Space, are hereby deleted and the following is substituted in lieu thereof.

     The Termination Date of the 11th Floor Space shall be upon substantial completion of Tenant's Work (as defined in the Work Letter attached hereto) to the 8th Floor Space. The date of substantial completion shall be confirmed in writing by Landlord and Tenant, but in no event shall such date of substantial completion be later than ninety (90) days after possession of the 8th Floor Space is delivered by Landlord to Tenant.

     The Termination Date of the Lease for the 8th Floor Space, the 9th Floor Space and the 10th Floor Space shall be the last day of the calendar month which is ten (10) years and three (3) months after Landlord has delivered to Tenant possession of the 8th Floor Space, such date to be confirmed in writing by Landlord and Tenant at the same time that the parties confirm the date of substantial completion of the Tenant's Work to the 8th Floor Space.

     3.   Rent.  The references in the Lease Schedule at the beginning of the
          ----
Original Lease and in paragraph 3 of the First Amendment to Rent, Monthly Base Rent, Minimum Monthly Base Rent, Additional Monthly Base Rent and Maximum Monthly Base Rent are hereby deleted and the following is substituted in lieu thereof:

          a. Tenant shall pay monthly base rent ("BASE RENT") for the 11th Floor Space at the rate of $1,846.61 per month, until the 8th Floor Space is substantially completed, at which time Tenant shall vacate the 11th Floor Space.

          b. Commencing June 1, 1996 and on the first day of each and every month thereafter, Tenant shall pay, in advance, Base Rent for the 9th Floor Space and 10th Floor Space in the following amounts:


                                                    MONTHLY
                                                   ----------
                         TIME PERIOD               BASE RENT
                         -----------               ----------

               June 1, 1996 to May 31, 1997        $ 8,649.00
               June 1, 1997 to May 31, 1998        $ 9,129.50
               June 1, 1998 to May 31, 1999        $ 9,610.00
               June 1, 1999 to May 31, 2000        $10,090.50
               June 1, 2000 to May 31, 2001        $10,571.00
               June 1, 2001 to May 31, 2002        $11,051.50
               June 1, 2002 to May 31, 2003        $11,532.00
               June 1, 2003 to May 31, 2004        $12,012.50
               June 1, 2004 to May 31, 2005        $12,493.00
               June 1, 2005 to Termination Date    $12,973.50


          c. Commencing on the first day of the calendar month after Tenant has substantially completed Tenant's Work (as defined in the Work Letter attached hereto), but in no event later than the first day of the third
     (3rd) calendar month after Landlord delivers possession of the 8th Floor Space to Tenant, and on the first of each month thereafter, Tenant shall pay, in advance, Base Rent for the 8th Floor Space in the following amounts:

                                                                     MONTHLY
                                                                    ---------
                            TIME PERIOD                             BASE RENT
                            -----------                             ---------

        First day of the calendar month after substantial           $5,496.00
        completion of Tenant's Work, but in no event later than the first day of the third (3rd) calendar month after Landlord delivers possession of the 8th Floor Space to Tenant, to May 31, 1997

        June 1, 1997 to May 31, 1998                                $5,801.33
        June 1, 1998 to May 31, 1999                                $6,106.66
        June 1, 1999 to May 31, 2000                                $6,412.00
        June 1, 2000 to May 31, 2001                                $6,717.33
        June 1, 2001 to May 31, 2002                                $7,022.66
        June 1, 2002 to May 31, 2003                                $7,328.00
        June 1, 2003 to May 31, 2004                                $7,633.33
        June 1, 2004 to May 31, 2005                                $7,938.66
        June 1, 2005 to Termination Date                            $8,244.00

          d. Tenant shall pay Additional Monthly Rent, as defined in paragraph 4(A)(2) of the Original Lease, for the Premises commencing June 1, 1996. Nothing herein shall release or waive Tenant's obligation to pay Tenant's Proportionate Share of Taxes and Expenses for the 9th Floor Space and the 10th Floor Space due prior to June 1, 1996.

     4.   Tenant's Proportionate Share.  Before substantial completion of the
          ----------------------------
8th Floor Space, all references to Tenant's Proportionate Share in the Original Lease and in the First Amendment shall remain as therein provided. After substantial completion of Tenant's Work to the 8th Floor Space, Tenant's Proportionate Share shall be twenty-three and forty-nine one hundredths percent (23.49%).

     5.   Agent for Landlord and Place of Payment of Rent.  All references in
          -----------------------------------------------
the Lease to payment of Rent or Additional Rent to Scribcor, Inc. are hereby deleted and the following is substituted in lieu thereof:

               Frain, Camins & Swartchild, Inc.
               300 West Washington Street
               Suite 900
               Chicago, Illinois  60606

     6.   Construction of Tenant Improvements and Early Occupancy.  Tenant shall
          -------------------------------------------------------
accept possession of the 8th Floor Space in its As Is-Where Is condition and shall, at Tenant's sole cost and expense, cause Tenant's Work, as defined in the Work Letter attached hereto, to be completed. Tenant shall have the right to occupy the 8th Floor Space as soon as the interior portion construction is completed. Payment of Base Rent for the 8th Floor Space shall commence when the Tenant's Work is substantially completed, but in no event shall the date of commencement for payment of Base Rent be later than the first day of the third
(3rd) calendar month after Landlord has delivered possession of the 8th Floor Space to Tenant.

     7.   Landlord Contribution to Tenant Work.  Within ten (10) days after
          ------------------------------------
Tenant provides to Landlord paid receipts and contractor's waivers of lien with respect to the Tenant Work on the 8th Floor Space, Landlord shall reimburse Tenant for the amount of such receipts, but not more than Seventy-Three Thousand Two Hundred Eighty and No/100 Dollars ($73,280.00).

     8.   Rent Definitions.  Paragraph 4(A)(7) of the Original Lease is amended
          ----------------
by adding the following additional provision:

     Landlord's customary accounting and management principles shall mean that if less than 95% of the Building is occupied, then the amount of Expenses shall be increased to an amount equal to what normally would have occurred had occupancy been 95%. Landlord will not knowingly collect from all tenants in the Building more than 95% of the actual costs incurred to operate the Building and in no event shall Tenant be liable for more than its grossed up proportionate share of Expenses.

     Landlord further agrees that with respect to any item of the Expenses which is reasonably anticipated to cost more than $7,500 per annum, Landlord will, upon request from Tenant, obtain bids from three (3) vendors of such service who are satisfactory to Landlord, in Landlord's sole discretion, and Landlord shall select the lowest bid from those vendors.

     9.   Contesting Taxes.  Paragraph 4(A)(8) of the Original Lease is amended
          ----------------
by adding the following additional provisions:

     Landlord agrees that it will contest Taxes on a regular basis using such tax advisors or attorneys as Landlord shall select in Landlord's sole discretion. Upon written request from Tenant, Landlord will provide Tenant with a photocopy of the most recent bill for Taxes and the most recent notice of any assessment for Taxes.

     10.  Additional Monthly Rent for Expenses and Taxes.  Paragraph 4(D)(1) of
          ----------------------------------------------
the Original Lease is amended by adding the following additional provision:

     So long as Tenant's net worth, as disclosed by Tenant's financial statement, is equal to or greater than its net worth as disclosed by Tenant's financial statement dated December 31, 1995, Tenant shall not be required to deposit one-twelfth (1/12th) of Tenant's Proportionate Share of Taxes, but shall pay Tenant's Proportionate Share of Taxes within seven (7) business days after receipt of an invoice therefrom from Landlord, but not earlier than fifteen (15) days prior to the date that Taxes are due to the taxing authorities.

     11.  Limitations on Billing for Expenses.  Paragraph 4(D)(3) of the
          -----------------------------------
Original Lease is amended by adding the following additional provision:

     If Landlord does not submit to Tenant the Adjustment Statement for an Adjustment Year within one (1) year after the end of an Adjustment Year, then Landlord's right to require Tenant to pay Additional Monthly Rent for the Adjustment Year shall be deemed waived.

     12.  Tenants Right to Audit Expenses and Taxes.  Paragraph 4(D)(4) of the
          -----------------------------------------
Original Lease is amended by deleting, in the fourth line thereof, the words:
"Ninety (90)" and substituting in lieu thereof "Sixty (60)" and by deleting in the thirteenth line thereof the words "One Hundred Eighty (180)" and substituting in lieu thereof "Ninety (90)".

     13.  Condition of Premises.  Paragraph 7 of the Original Lease is amended
          ---------------------
by adding the following additional provision:

     Landlord represents that Landlord has received no written notice that the Building contains any toxic or hazardous substances or that any of the construction materials used in the Building contain any toxic or hazardous substances except as may be disclosed by the Phase I Environmental Report dated November 22, 1995, as prepared by Boelter Environmental Consultants. In the event Landlord is required to remove any hazardous waste from the Building, such removal shall be at Landlord's sole cost and expense.

     Landlord further represents and warrants that it has not received any written notice that the Building is not in compliance with all applicable statutes, ordinances, rules and regulations and Landlord shall be responsible for compliance if notices of violations are received in the future, except with respect to those violations which are the result of Tenant's sole conduct. Compliance with applicable statutes, ordinances, rules and regulations shall include, but not be limited to obligations of Landlord under the Americans with Disabilities Act.

     14.  Leasehold Improvements, Alterations.  Paragraph 10 of the Original
          -----------------------------------
Lease is amended by adding the following additional provisions:

          (d) In the event any alterations, improvements, additions or installations do not affect the mechanical or electrical systems of the Building, and do not involve any structural changes, such as new walls or the ceiling, and the aggregate costs of such alterations, improvements, additions and installations does not exceed $50,000 ("Minor Changes"), then Landlord agrees that Landlord consent required under subparagraph 10(a) above shall not be required, provided Tenant provides notice to Landlord of the Minor Changes.

          (e) Tenant shall have the right to install an internal stairway between the 9th Floor Space and the 8th Floor Space and between any other floors of the Building if Tenant occupies both floors in their entirety (the "Stairway") provided (i) the plans and specifications for any such Stairway is approved by Landlord as provided in this Paragraph 10 and (ii) not less than fifteen (15) days prior to the Termination Date Tenant removes each such Stairway and restores the floor where removed.

     15.  Transfer of Tenant's Interest.  Paragraph 12(a) of the Original Lease
          -----------------------------
is amended in the sixteenth (16th) line thereof by deleting the last four words in such line and substituting in lieu thereof the following:

     "in such event and prior to June 1, 2001, Landlord"

     16.  Right of Tenant to Perform.  Paragraph 23 of the Original Lease is
          --------------------------
amended in the seventh (7th) line thereof by deleting the words "thirty (30) days" and substituting in lieu thereof:

     "five (5) consecutive business days"

     Said Paragraph 23 is further amended by inserting, in the twelfth (12th) line after the word "Lease", the following provisions:

     If such failure on Landlord's part continues for a period of ninety (90) days, then Tenant may, upon thirty (30) days' written notice, during which Landlord may cure such failure, terminate this Lease, provided that if Landlord cures such failure within said thirty (30) days, Tenant shall not have the right to terminate this Lease pursuant to this paragraph, and further provided that Tenant gives such notice of failure within six (6) months after the date of Landlord's failure. Failure to give such notice within six (6) months of Landlord's having first failed to take such action shall only be deemed to be a waiver of Tenant's right to terminate the Lease pursuant to this paragraph, but Tenant shall retain all other rights and remedies herein contained by reason of Landlord's failure.

     17.  Notices.  Paragraph 26 of the Original Lease is deleted in its
          -------
entirety and the following is substituted in lieu thereof:

          All notices, demands and other communications given, made or sent by either party hereto shall be in writing and shall be deemed to have been fully given, made or sent when made by personal service or deposited in the United States mail, certified or registered, postage prepaid and properly addressed as follows:

     To Landlord:         General American Life Insurance Company
                          700 Market Street
                          St. Louis, Missouri  63166
                          Attention:  Conning Asset Management - Mortgage
                          Loan and Real Estate

     With a Copy to:      Frain Camins & Swartchild, Inc.
                          300 West Washington Street - Suite 900
                          Chicago, Illinois  60606

     To Tenant:           The PrivateBank and Trust Company
                          10 North Dearborn Street - Suite 100
                          Chicago, Illinois  60602
                          Attention:  Donald A. Roubitchek

     With a Copy to:      Spitzer, Addis, Susman & Krull
                          100 West Monroe Street - Suite 1500
                          Chicago, Illinois  60603
                          Attention:  David H. Addis, Esq.

     18.  Security Deposit.  Paragraph 27 of the Original Lease is deleted in
          ----------------
its entirety and the following is substituted in lieu thereof:

          a. Tenant has heretofore deposited with Landlord's predecessor the sum of $165,376.00 as and for a security deposit ("SECURITY DEPOSIT"). Landlord represents to Tenant that Landlord did not receive payment of Tenant's Security Deposit when Landlord acquired title to the Building. Tenant agrees that Landlord has no obligation to Tenant with respect to the Security Deposit but nothing herein shall be deemed to waive, release or otherwise impair Tenant's right to recover the Security Deposit from Landlord's predecessor and Tenant shall be the only party hereto with the right to recover the Security Deposit from the Landlord under the Original Lease.

          b. Landlord agrees that so long as Tenant's net worth, as reported by Tenant to the Federal Deposit Insurance Corporation, or any other appropriate governmental agency to whom Tenant reports net worth ("FDIC"), is more than $5 million, no Security Deposit shall be required. In the event Tenant's net worth, as reported by Tenant to the FDIC shall be less than $5 Million, then Tenant shall deliver to Landlord a Security Deposit in the amount of $9,000.00 for each $1 Million or a portion thereof that Tenant's net worth is below $5 Million. For example, if Tenant's net worth as reported to the FDIC is between $4 Million and $5 Million, then the amount of the Security Deposit shall be $9,000.00. If Tenant's' net worth reported to the FDIC is between $3 Million and $4 Million, then the Security Deposit shall be $18,000.00.

          c. The Security Deposit, if any, shall be held by Landlord in a non-interest bearing account as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to payment of Base Rent or Tenant's Proportionate Share, Landlord may use, apply or retain all or any part of the Security Deposit for payment of any Base Rent or Tenant's Proportionate Share or any other sum in default or for payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of any security deposit is so used or applied, Tenant shall, within five (5) five days after written demand therefore, deposit with Landlord an amount sufficient to restore the Security Deposit to the amount required to be deposited under the provisions of this Lease. Tenant's failure to restore the Security Deposit shall be a material breach of this Lease. Except as may be required by law, Landlord shall not be required to keep any Security Deposit in a segregated fund or separate from general funds.

          d. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant (or at Landlord's option to the last assignee of Tenant's interest hereunder) within thirty (30) days after the Termination Date, provided Tenant has vacated the premises. In the event Landlord sells its interest in the Building, Landlord may deliver the Security Deposit to the purchaser of Landlord's interest in the Building and thereupon Landlord shall be discharged from any further liability with respect to the Security Deposit and Tenant agrees to look solely to the purchaser of Landlord's interest in the Building for the return of the Security Deposit provided the new owner acknowledges receipt of the Security Deposit and agrees to be bound by the provisions hereof. Tenant further agrees not to look to any mortgagee, as mortgagee, mortgagee in possession or successor in title to the Building, for the Security Deposit unless such Security Deposit has actually been received by said mortgagee as security for Tenant's performance of the provisions of this Lease. Nothing herein shall be construed to limit the amount of damages recoverable by Landlord because of Tenant's default or limit Landlord's remedies to the Security Deposit.

     19.  Rights Reserved to Landlord.  Paragraph 28(1) of the Original Lease is
          ---------------------------
deleted in its entirety and the following substituted in lieu thereof:

          1. To change the Building's street address or number of the Premises; provided Landlord will not name the Building with the name of a company, firm or other entity without Tenant's consent; provided further that Landlord reserves the right to name the Building using Landlord's name;

     20.  Miscellaneous.  Paragraph 30 of the Original Lease is amended by
          -------------
adding the following additional provision:

     J.  Landlord's Liability.  Notwithstanding anything in this Lease to the
         --------------------
     contrary, the covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements for the purpose of binding either Landlord or any successor owner or the officers, directors, shareholders or partners thereof or the agents or employees of any of them personally, or the assets of either Landlord or any successor owner or the officers, directors, shareholders or partners thereof or the agents or employees of any of them, but solely for the purpose of binding Landlord's and such successor owner's interest in the Building. No personal liability is assumed by, nor shall at any time be asserted or enforceable against, Landlord or any successor owner or their respective successors or assigns or the officers, directors, shareholders or partners thereof or the agents or employees of any of them on account of this Lease, by reason of any covenant, undertaking or agreement of Landlord in this Lease contained except with respect to any Security Deposit actually received by or credited to Landlord from Tenant. It is expressly understood that the liability of Landlord, or any successor owner is intended to refer only to the Building of which the leased premises are a part and to no other property or asset of Landlord, any successor owner, or the officers, directors, shareholders or partners thereof or the agents or employees of any of them.

     21.  Lease Renewal Option.  Paragraphs 1(a) and 1(b) of Rider B to the
          --------------------
Original Lease are deleted in their entirety and the following is substituted in lieu thereof:

          a.  First Option to Extend.  Subject to the terms and conditions
              ----------------------
     herein set forth, Tenant shall have the right to extend the Lease for an additional term of five (5) years ("FIRST EXTENSION OPTION"). So long as Tenant is not in default under this Lease in any respect, either on the day of exercise of the First Extension Option or on the day of commencement of the First Extension Term (as hereinafter defined), then Tenant shall have the right, upon giving written notice to Landlord on or before June 1, 2005, to extend the term of this lease for a period of five (5) years (the "FIRST EXTENDED TERM"). If Tenant does not give such written notice on or before June 1, 2005, then Tenant shall be deemed to have waived its right to the First Extension Option. The First Extended Term shall commence on the Termination Date and shall terminate on the last day of the calendar month which is five (5) years after the Termination Date. Rent during the First Extended Term shall be 95% of the Prevailing Market Rent as determined in accordance with subparagraph (c) below or Paragraph 4 below.

          b.  Second Option to Extend.  In the event Tenant has exercised
              -----------------------
     Tenant's First Extension Option, Tenant shall have the right to extend the Lease for an additional term of five (5) years ("SECOND EXTENSION OPTION"). So long as Tenant is not in default under this Lease in any respect either on the day of exercise of the Second Extension Option or on the Commencement of the Second Extended Term (as hereinafter defined), then Tenant shall have the right to extend the Lease for an additional term of five (5) years (the "SECOND EXTENDED TERM") by giving written notice to Landlord on or before June 1, 2010. If Tenant has the right to give notice for the Second Extension Option and does not give such notice on or before June 1, 2010, then Tenant shall be deemed to have waived its right to the Second Extension Option. The Second Extended Term shall commence on the last day of the First Extended Term and shall terminate on the last day of the calendar month which is ten (10) years after the Termination Date. Rent during the Second Extended Term shall be 95% of Prevailing Market Rent as determined pursuant to subparagraph (c) hereof or Paragraph 4 below.

          c. The First Extended Term and Second Extended Term are hereinafter referred to collectively as the "EXTENDED TERM". All of the terms and provisions of this Lease shall be applicable during the Extended Term, including but not limited to Tenant's obligation to pay its Prorata Share of Expenses and Taxes.

     22.  Right of First Offer.  Paragraph 2(a) of Rider B to the Original Lease
          --------------------
is hereby deleted in its entirety and the following is substituted in lieu thereof:

     Landlord agrees that if at any time during the term of the Lease or the Extended Term, any space in the Building which is currently under Lease becomes available for lease, subject to presently existing tenant's present rights of first refusal, present rights for extension or present expansion options, Landlord shall notify Tenant in writing of such available space and the terms upon which such available space is being offered by Landlord to prospective tenants. Tenant shall, within fifteen (15) business days from the date of such notification from Landlord, notify Landlord whether Tenant is willing to accept such available space upon the terms which Landlord has offered except that the termination date on such offered space shall be the same, as the Termination Date under the Lease, including the Extended Term. If Tenant shall fail to respond to Landlord within said ten
     (10) day period or if Tenant shall advise Landlord that it does not wish to lease such offered space, Landlord shall have the right to lease such offered space upon such terms and conditions as Landlord shall determine in Landlord's sole discretion, even though such terms and conditions may be different than that offered to Tenant, without reoffering such offered space to Tenant, except that if the base rent shall be ten percent (10%) less than the base rent offered to Tenant, then Landlord will reoffer the space to Tenant. Landlord agrees that between the date hereof and December 31, 1998, Landlord will not lease the

     6th floor of the Building for a term which expires after December 31, 2001 and any such lease of the 6th floor of the Building prior to December 31, 1998, shall not contain any option to extend after December 31, 2001. Landlord further agrees not to lease the 6th floor of the Building for a term longer than five (5) years with an option to extend or renew.

     Landlord further agrees that if Tenant leases any space on floors 3, 6 or 7 of the Building pursuant to the provisions of this paragraph, Landlord will reimburse Tenant for improvements made by Tenant to such space in an amount not to exceed Five Dollars ($5.00) per square foot.

     23.  Modification of Right of First Offer.  Paragraph 2(b) of Rider B to
          ------------------------------------
the Original Lease is amended by deleting clause (i) and substituting in lieu thereof the following:

               (i) Upon the expiration of the Term or the Extended Term of the Lease,

     24.  Expansion Space.  Paragraph 3 of the Rider B to the Original Lease is
          ---------------
deleted in its entirety.

     25.  First Amendment.  The First Amendment shall remain in full force and
          ---------------
effect until such time as the Tenant Work on the 8th Floor Space is substantially completed, at which time Tenant shall vacate the 11th Floor Space and all of the provisions of the First Amendment shall no longer be in effect.

     26.  Signage.  Tenant shall have the right to install one (1) prominent
          -------
exterior sign on one side of the entrance to the Building (signage for all other tenants in the Building to be on the other side of the entrance to the Building) and one (1) sign in each elevator of the Building, the design, size and placement of which signs shall be subject to the Landlord's written approval, which approval shall not be unreasonably withheld. So long as Tenant remains the largest tenant in the Building, no other tenant shall have the right to install a sign which is larger than Tenant's sign at the entrance to the Building.

     27.  Agents.  Tenant represents and warrants to Landlord that the only real
          ------
estate broker which represented Tenant in connection with this Second Amendment is Equis Corporation. Landlord agrees to pay to Equis Corporation a commission in the amount of Ninety Nine Thousand and Seven Hundred Thirty and NO/100 Dollars ($99,730.00). Any other or additional broker's fees or commissions for any real estate broker or consultant acting on behalf of Tenant shall be paid by Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant, by their duly authorized representatives, have executed this Second Amendment to Lease this day and year first above written.


GENERAL AMERICAN LIFE               THE PRIVATEBANK AND TRUST
INSURANCE COMPANY, A MISSOURI       COMPANY, AN ILLINOIS BANKING
CORPORATION                         CORPORATION


BY: /s/ William L. Frields           BY: /s/ Donald A. Roubitchek
   --------------------------           --------------------------
ITS: Vice President                 ITS: Managing Director and COO
    -------------------------           --------------------------
ATTEST:                             ATTEST:


BY: /s/ Sandra F. Schmidt           BY: /s/ Gail Carpenter
   --------------------------          --------------------------
ITS: Assistant Secretary            ITS: Assistant Secretary
    -------------------------           -------------------------

                                   EXHIBIT A
                                   ---------

                                  WORK LETTER
                                  -----------

TO:  Mr. Don Roubitchek
     The Private Bank and Trust Company
     10 North Dearborn Street - Suite 900
     Chicago, Illinois  60602

Dear Don:

     Concurrently herewith, you ("Tenant") and the undersigned ("Landlord") are entering into a Second Amendment to Lease (the "Second Amendment") which relates, in part, to Tenant making improvements to the 8th Floor space of the Building (the "Premises"). The defined terms used herein shall have the same meanings as set forth in the Second Amendment and this letter agreement is the Work Letter described therein. Landlord and Tenant agree that their respective rights and obligations with respect to the construction of the 8th Floor Space are as follows:

1.   TENANT'S PLANS AND SPECIFICATIONS
     ---------------------------------

     1.01 Tenant, at Tenant's sole expense, shall cause Tenant's architects and space planners ("Tenant's Architect") to prepare and complete finished detailed architectural, engineering, electrical and mechanical plans including all dimensions and specifications for all work to be performed in order to complete the construction of all improvements which Tenant desires for occupancy in the 8th Floor Space ("Tenant's Plans").

     1.02 Tenant's Plans will be delivered to Landlord as soon as possible. Failure of Tenant to deliver Tenant's Plans to Landlord will not relieve Tenant from the obligation to vacate the 11th Floor Space or to commence paying Base Rent for the 8th Floor Space within the time limits stated in the Lease.

     1.03 Tenant's Plans are expressly subject to Landlord's prior written approval, which shall not be withheld provided that the construction required by Tenant's Plans ("Tenant's Work") (a) shall be practicable and consistent with existing physical conditions in the Building; (b) shall not impair Landlord's ability to perform any of Landlord's obligations hereunder or under the Lease or any other lease of space in the Building; (c) shall not affect any portion of the Building other than the Premises or be incompatible with the Building systems; and (d) shall comply with all applicable building laws and ordinances. Upon such approval, Tenant will cause Tenant's Plans to be filed, with the governmental agencies having jurisdiction thereof, in order to obtain all governmental permits and authorizations that may be required in connection with the Tenant's Work. Landlord agrees to review Tenant's Plans within five (5) business days after receipt of a complete copy thereof and to respond, as appropriate, within said time.

     1.04 Without the prior written consent of Landlord, Tenant shall make no material changes to Tenant's Plans after approval thereof by Landlord.

2.   COMPLETING TENANT'S WORK
     ------------------------

     2.01 As soon as practicable after Tenant's Plans have been approved and Tenant has obtained all required governmental permits and authorizations, Tenant shall, in accordance with the requirements of Paragraph 10 of the Original Lease (as those words are defined in the Second Amendment) proceed to do all of the construction, alterations, improvements, additions and installations to the 8th Floor Space as provided in Tenant's Plans.

     2.02 Tenant agrees that title to all structural and permanent installations, such as electrical wiring and fixtures, HVAC equipment, duct work, plumbing pipe and fixtures, insulation, walls, doors, and similar items which are part of Tenant's Work performed in the Premises and to all materials installed in the Premises as part of Tenant's Work shall immediately vest in Landlord. Tenant shall retain title to all removable trade fixtures installed in the Premises by Tenant.

3.   SUBSTANTIAL COMPLETION
     ----------------------

     When Tenant is of the opinion that the Tenant's Work is substantially complete, then Tenant shall so notify Landlord and the parties shall sign an appropriate letter confirming the Date of Substantial Completion, the date for the commencement of Base Rent for the 8th Floor Space, and the date which will constitute the Termination Date under the Lease. Any disputes as to whether there has been substantial completion shall be resolved by Tenant's Architect. The decision of Tenant's Architect will be final and binding upon Landlord and Tenant. The date which is the earlier of either (a) the date on which Tenant acknowledges that the Tenant's Work in the Premises is substantially complete, or (b) the date on which Tenant commences business operations from the 8th Floor Space is referred to as the "Date of Substantial Completion," but in no event shall the Date of Substantial Completion be later than ninety (90) days after Landlord has delivered possession of the 8th Floor Space to Tenant.

4.   TENANT'S ENTRY TO 8TH FLOOR SPACE
     ---------------------------------

     Landlord shall deliver possession of the 8th Floor Space to Tenant as soon as the current tenant has vacated the same. Landlord hereby permits Tenant or its contractors to enter the 8th Floor Space at Tenant's sole risk in order to perform Tenant's Work as required by Tenant and to make the 8th Floor Space ready for Tenant's occupancy. Such entry shall be deemed to be under and subject to all of the terms, covenants, and conditions of the Lease and Tenant shall comply with all of the provisions of the Lease, including but not limited to paragraph 10 of the Original Lease, except that Tenant's obligation to pay Basic Rent shall not commence until the first day of the calendar month after the Date of Substantial Completion but in no event later than ninety
(90) days after Landlord has delivered possession of the 8th Floor Space to Tenant or as otherwise provided for in the Lease. Any charges by Landlord for special services in excess of services provided by Landlord in the ordinary course of Landlord's operation of the Building, including but not limited to charges for use of construction or hoisting or elevator equipment on the Building, shall be made to Tenant's Contractor and shall be deemed an obligation of such Contractor and the failure of such Contractor to pay shall not be a default in payment of Rent pursuant to the Lease.

5.   EXCULPATORY CLAUSE
     ------------------

     The Landlord's Exculpatory Clause which is set forth in Paragraph 14 of the Second Amendment is incorporated herein by reference.

                                        LANDLORD:

                                        GENERAL AMERICAN LIFE INSURANCE COMPANY

                                        BY: /s/ William L. Frields
                                            -----------------------------
                                        TITLE: Vice President
                                                -------------------------


                                        TENANT:

                                        THE PRIVATEBANK AND TRUST COMPANY
                                        10 NORTH DEARBORN STREET
                                        CHICAGO, ILLINOIS  60602

                                        BY: /s/ Donald A. Roubitchek
                                            -----------------------------

                                        TITLE: Managing Director and COO
                                               --------------------------

                           THIRD AMENDMENT TO LEASE

     This Third Amendment to Lease ("Third Amendment") is made as of this 30th day of April, 1997 by and between General American Life Insurance Company, a Missouri corporation ("Landlord"), and The PrivateBank and Trust Company, an Illinois corporation ("Tenant").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, LaSalle National Bank, not personally, but as Trustee under a Trust Agreement dated November 6, 1985 and known as Trust No. 110519 ("LaSalle Trust"), as landlord, and Tenant entered into a certain lease dated as of January 1, 1992 (hereinafter referred to as the "Original Lease") for the premises commonly known as the 9th and 10th Floors, Suites 900 and 1000, in the building located at Ten North Dearborn Street, Chicago, Illinois (the "Building"); and

     WHEREAS, LaSalle Trust and Tenant entered into a First Amendment to Lease dated December 28, 1993 (the "First Amendment") for the premises commonly known as Suite 1107 (the "11th Floor Space") in the Building; and

     WHEREAS, Landlord and Tenant entered into a Second Amendment to Lease dated as of the first day of June, 1996 whereby the lease on the 11th Floor Space was terminated and the 8th Floor Space was leased to Tenant (the Original Lease, the First Amendment and the Second Amendment are hereinafter collectively referred to as the "Lease"); and

     WHEREAS, Landlord is the successor in interest to the LaSalle Trust; and

     WHEREAS, Landlord and Tenant desire to further amend the Lease pursuant to the terms, provisions and agreements herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, Landlord and Tenant hereby covenant and agree as follows:

     1.   Prior Terms Incorporated. All capitalized terms used in this Third
          ------------------------
Amendment shall have the same meaning as defined in the Original Lease, the First Amendment and the Second Amendment as if set forth herein in full.

     2.   Premises.  The Premises, as defined in the Lease, shall include 2,237
          --------
square feet on the 11th floor of the Building (hereinafter referred to as the "New 11th Floor Space"). The final and exact configuration of the New 11th Floor Space is shown on the floor plan attached hereto and made a part hereof as Exhibit A. Tenant hereby accepts the New 11th Floor Space in its as is condition. All construction, alterations, improvements, additions and installations to the New 11th Floor Space shall be made in accordance with paragraph 10 of the Original Lease, as modified by the Work Letter attached to this Third Amendment.

     3.   Commencement Date for Occupancy and Rent. The date for occupancy of
          ----------------------------------------
the New 11th Floor Space shall be upon execution of this Third Amendment. The commencement date for the payment of Base Rent and Additional Rent shall be July 1, 1998. Upon execution of this Third Amendment, the New 11th Floor Space shall be included in the term Premises.

     4.   Termination Date.  The Termination Date with respect to the New 11th
          ----------------
Floor Space shall be the same as the Termination Date of the Lease, which date Landlord and Tenant agree is August 31, 2006.

     5.   Rent.  Tenant shall pay Base Rent or Additional Monthly Rent for the
          ----
New 11th Floor Space as follows:

          (a)  Base Rent.
               ---------

                 Time Period                     Monthly Base Rent
                 -----------                     -----------------
          Date hereof to June 30, 1998               $    0.00
          July 1, 1998 to June 30, 1999              $1,584.54
          July 1, 1999 to June 30, 2000              $1,677.75
          July 1, 2000 to June 30, 2001              $1,770.96
          July 1, 2001 to June 30, 2002              $1,864.17
          July 1, 2002 to June 30, 2003              $1,957.38
          July 1, 2003 to June 30, 2004              $2,050.58
          July 1, 2004 to June 30, 2005              $2,143.79
          July 1, 2005 to June 30, 2006              $2,237.00
          July 1, 2006 to August 31, 2006            $2,330.21

          (b)  Additional Monthly Rent. Commencing July 1, 1998, Tenant's
               -----------------------
     Proportionate Share shall be twenty-six and twenty-seven one hundredths percent (26.27%). Prior to July 1, 1998, Tenant's Proportional Share shall remain twenty-three and forty-nine one hundredths percent (23.49%).

     6.   Option To Terminate.  In the event Tenant shall, at any time prior to
          -------------------
the Termination Date, further amend the Lease to include, in addition to the 8th Floor Space, the 9th Floor Space and the event Tenant shall, at the 10th Floor Space, an additional full floor of the Building, then Tenant, at Tenant's option by any time prior to the written notice to Landlord at the same time as the execution of an amendment to the Lease adding Termination an additional full floor, shall have the right to terminate inclusion of the New 11th Floor Space under the Lease and, Tenant shall vacate the New 11th Floor Space within one (1) business day after Tenant accepts or is required to accept occupancy of the additional full floor.

     7.   Agents.  Tenant represents and warrants to Landlord that the only real
          ------
estate broker which represented Tenant in connection with this Third Amendment is EQUIS Corporation. and warrants to Landlord agrees to pay to EQUIS Corporation a commission in the amount of Fourteen Thousand that the only real estate Three Hundred Sixty-Two Dollars ($14,362) and to be responsible for any fees or commissions due broker Frain Camins & Swartchild, Inc. Any other or additional brokers' fees or commissions for any real estate broker or consultant acting on behalf of Tenant shall be paid by Tenant.

     8.   Continuation of Lease.  Except as hereby amended, all of the terms and
          ---------------------
provisions of the Lease shall remain in full force and effect.



                                  END OF PAGE

     IN WITNESS WHEREOF, Landlord and Tenant, by their duly authorized representatives, have executed this Third Amendment to Lease as of the day and year first above written.


                                        GENERAL AMERICAN LIFE
                                        INSURANCE COMPANY, A MISSOURI
                                        CORPORATION


                                        BY: /s/ William L. Frields
                                            --------------------------

                                        ITS: Vice President
                                             -------------------------

                                        ATTEST:

                                        BY: /s/ Steven P. Traynor
                                            --------------------------

                                        ITS: Assistant Secretary
                                             -------------------------

                                        THE PRIVATEBANK AND TRUST
                                        COMPANY, AN ILLINOIS BANKING
                                        CORPORATION

                                        BY: /s/ Donald A. Roubitchek
                                            --------------------------

                                        ITS: Managing Director and COO
                                             -------------------------


                                        ATTEST:

                                        BY: /s/ Sherilyn Alexander
                                            --------------------------

                                        ITS: Assistant Secretary
                                             -------------------------

                                   EXHIBIT A
                                   ---------
                          TO THIRD AMENDMENT TO LEASE
                          ---------------------------
                                  WORK LETTER
                                  -----------


TO:  Don Roubitchek
     The PrivateBank and Trust Company
     10 North Dearborn Street - Suite 900
     Chicago, Illinois  60602

Dear Don:

     Concurrently herewith you ("Tenant") and the undersigned ("Landlord") are entering into a Third Amendment To Lease (the "Third Amendment") which relates, in part, to Tenant making improvements to 2,237 feet on the 11th floor of the Building. All capitalized terms used in this Work Letter shall have the same meanings as set forth in the Lease. This letter agreement is the Work Letter described in paragraph 2 of the Third Amendment. Landlord and Tenant agree that their respective obligations for improvements to the New 11th Floor Space are as follows:

     1.   Tenant's Plans and Specifications.
          ---------------------------------

          1.1 Tenant, at Tenant's sole expense, shall cause Tenant's architects and space planners ("Tenant's Architect") to prepare architectural, engineering, electrical and mechanical plans, including all dimensions and specifications, in such detail as Tenant, in Tenant's reasonable business judgment, considers sufficient for Tenant to commence and complete all the construction of all improvements which Tenant desires for occupancy of the New 11th Floor Space ("Tenant's Plans").

          1.2 Tenant's Plans will be delivered to Landlord as soon as possible. Failure of Tenant to deliver Tenant's Plans to Landlord will not extend the date for the commencement of paying Base Rent and Additional Rent.

          1.3 Tenant's Plans, if any, are expressly subject to Landlord's prior written approval, which approval shall not be withheld, provided, that the work provided by Tenant's Plans ("Tenant's Work"): (a) shall be practical and consistent with existing physical conditions in the Building; (b) shall not impair Landlord's ability to perform any of Landlord's obligations hereunder or under the Lease or any other lease of space in the Building; (c) shall not affect any portion of the Building other than the Premises or be incompatible with the Building systems; and (d) shall comply with all applicable building laws and ordinances. Upon such approval, Tenant will cause Tenant's Plans to be filed with the governmental agencies having jurisdiction thereof in order to obtain all governmental permits and authorizations that may be required in connection with Tenant's Work. Landlord agrees to review Tenant's Plans within five (5) business days after receipt of the complete copy thereof and to respond as appropriate within said time.

          1.4 Without the prior written consent of Landlord, Tenant shall make no material changes to Tenant's Plans after approval thereof by Landlord.

     2.   Completing Tenant's Work.
          ------------------------

          2.1 As soon as practicable after Tenant's Plans have been approved and Tenant has obtained all required governmental permits and authorizations, Tenant shall, in accordance with the requirements of paragraph 10 of the Original Lease, proceed to do all of the construction, alterations, improvements, additions and installations to the New 11th Floor Space as provided in Tenant's Plans and proceed to do all Other Space Work as defined in paragraph 5.1 below.

          2.2 Tenant agrees that title to all structural and permanent installations, such as electrical wiring and fixtures, HVAC equipment, duct work, plumbing pipe and fixtures, insulation, walls, doors and similar items that are part of Tenant's Work performed in the Premises and that to all materials installed in the Premises as part of Tenant's Work shall immediately vest in Landlord. Tenant shall retain title to all removable trade fixtures installed in the Premises by Tenant.

     3.   Intentionally Deleted.
          ---------------------

     4.   Tenant's Entry to New 11th Floor Space.
          --------------------------------------

          4.1 Landlord shall deliver possession of the New 11th Floor Space upon execution of the Third Amendment. Landlord hereby permits Tenant or its contractors to enter the New 11th Floor Space at Tenant's sole risk in order to perform Tenant's Work as required by Tenant and to make the New 11th Floor Space ready for Tenant's occupancy. Such entry shall be deemed to be under and subject to all of the terms, covenants and conditions of the Lease and Tenant shall comply with all of the provisions of the Lease, including but not limited to paragraph 10 of the Original Lease, except that Tenant's obligation for Base Rent and Additional Rent shall be as set forth in the Third Amendment. Any charges by Landlord for special services in excess of services provided by Landlord in the ordinary course of Landlord's operation of the Building, including but not limited to charges for use of construction or hoisting or elevator equipment on the Building, shall be made to Tenant's Contractor and shall be deemed an obligation of such Contractor and the failure of such contractor to pay shall not be a default in payment of Rent pursuant to the Lease.

     5.   Reimbursement to Tenant.
          -----------------------

          5.1 Landlord agrees, within thirty (30) days after receipt of all documentation required below, to pay Tenant the sum of Thirty-One Thousand Three Hundred Eighteen Dollars ($31,318) provided, that on or before July 1, 1998, Tenant delivers to Landlord with respect to any of Tenant's Work and with respect to any repairs, renovations, replacements or improvements made by Tenant after the date hereof to the 8th Floor Space, the 9th Floor Space or the 10th Floor Space

("Other Space Work") and for which a mechanic's lien can be filed under Illinois law, a properly completed Tenant's statement (i.e. a statement similar to what is commonly referred to as an Owner's Statement) showing that the Tenant's Work or the Other Space Work is completed and in place and that Tenant's Work or the Other Space Work has been paid for in full, and further, provided, that with respect to all repairs or improvements for which a mechanic's lien may not be filed under Illinois law, Tenant delivers to Landlord a paid invoice.

     6.   Exculpatory Clause.
          ------------------

          6.1 The Landlord's exculpatory clause in paragraph 20(J) of the Second Amendment is incorporated herein by reference.


                                        LANDLORD:

                                        GENERAL AMERICAN LIFE
                                        INSURANCE COMPANY

                                        BY: /s/ William L. Frields
                                            ----------------------------
                                        TITLE: Vice President
                                               -------------------------


                                        TENANT:

                                        THE PRIVATEBANK AND TRUST
                                        COMPANY OF CHICAGO

                                        BY: /s/ Donald A. Roubitchek
                                            ----------------------------
                                        TITLE: Managing Director and COO
                                               -------------------------

                           FOURTH AMENDMENT TO LEASE
                           -------------------------


     This Fourth Amendment to Lease ("Fourth Amendment") is made as of this 16th day of December, 1997 by and between General American Life Insurance Company, a Missouri corporation ("Landlord"), and The PrivateBank and Trust Company, an Illinois corporation ("Tenant").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, LaSalle National Bank, not personally, but as Trustee under a Trust Agreement dated November 6, 1985 and known as Trust No. 110519 ("LaSalle Trust"), as landlord, and Tenant entered into a certain lease dated January 1, 1992 (the "Original Lease"), as amended by a First Amendment dated December 28, 1993 (the "First Amendment") and a Second Amendment dated June 1, 1996 (the "Second Amendment") with respect to various portions in the building located at 10 North Dearborn Street, Chicago, Illinois (the "Building"); and

     WHEREAS, Landlord is the Successor in Interest to LaSalle Trust; and

     WHEREAS, Landlord and Tenant entered into a Third Amendment to Lease dated April 30, 1997 (the "Third Amendment") (the Original Lease, the First Amendment, the Second Amendment and the Third Amendment are hereinafter collectively referred to as the "Lease"); and

     WHEREAS, the Third Amendment was with respect to 2,237 square feet on the 11th Floor of the Building and therein referred to as the "New 11th Floor Space"; and

     WHEREAS, Landlord and Tenant desire to further amend the Lease pursuant to the terms, provisions and agreements hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, Landlord and Tenant hereby covenant and agree as follows:

     1.   Terms of Lease.  Each capitalized word or words and the definition or
          --------------
definitions used in the Lease shall have the same meaning in this Fourth Amendment unless such capitalized word or capitalized word or words are otherwise specifically defined in this Fourth Amendment. Except as otherwise herein and the definition or provided, each and every term, provision and condition of the Lease shall remain in full force and definitions used effect. In the event of any conflict between the Lease and this Fourth Amendment, this Fourth Amendment shall control.

     2.   Premises.  The New 11th Floor Space shall be reduced by 174 square
          --------
feet (the "Vacated Space") so that the New 11th Floor Space shall consist of 2,063 square feet, as shown on Floor Space shall be the floor plan attached hereto and made a part hereof as Exhibit A. Tenant shall vacate the Vacated reduced by 174 square feet Space on or before December 14, 1997.

     3.   Rent.  Upon Tenant vacating the Vacated Space, paragraph 5 of the
          ----
Third Amendment is deleted and the following is substituted in lieu thereof:


          (a)  Base Rent.
               ---------

          Time Period                                       Monthly Base Rent
          -----------                                       -----------------
          Date of the Third Amendment to June 30, 1998            $    0.00
          July 1, 1998 to June 30, 1999                           $1,461.29
          July 1, 1999 to June 30, 2000                           $1,547.25
          July 1, 2000 to June 30, 2001                           $1,633.20
          July 1, 2001 to June 30, 2002                           $1,719.16
          July 1, 2002 to June 30, 2003                           $1,805.12
          July 1, 2003 to June 30, 2004                           $1,891.08
          July 1, 2004 to June 30, 2005                           $1,977.04
          July 1, 2005 to June 30, 2006                           $2,063.00
          July 1, 2006 to August 31, 2006                         $2,148.95

          (b)  Additional Monthly Rent.  Commencing with Tenant vacating the
               -----------------------
     Vacated Space, Tenant's Share shall be twenty-six and six one hundredths percent (26.06%). Prior to July 1, 1998, Tenant's Proportional Share shall remain twenty-three and forty-nine one hundredths percent (23.49%).

     4.   Work Letter. Paragraph 5.1 of Exhibit A to the Third Amendment is
          -----------
amended by deleting the amount of Thirty One Thousand Three Hundred Eighteen Dollars ($31,318) and substituting in lieu thereof the number Thirty Thousand Four Hundred Forty-Eight Dollars ($30,448). In the event Landlord has disbursed to Tenant more than Thirty Thousand Four Hundred Forty-Eight by Dollars ($30,448), Tenant agrees to reimburse Landlord for any overpayment within ten
(10) days after Landlord and Tenant have signed this Fourth Amendment.

     5.   Continuation of Lease.  Except as hereby amended, all of the terms and
          ---------------------
provisions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant, by their duly authorized representatives, have executed this Fourth Amendment to Lease as of the day and year first above written.

GENERAL AMERICAN LIFE                   THE PRIVATEBANK AND TRUST
INSURANCE COMPANY, A MISSOURI           COMPANY, AN ILLINOIS BANKING
CORPORATION                             CORPORATION


BY: Illegible                           BY: /s/ Donald A. Roubitchek
    ----------------------------            ----------------------------
ITS:                                    ITS: Managing Director and COO
    ----------------------------            ----------------------------

ATTEST:                                 ATTEST:


BY: Illegible                           BY: /s/ Gail Carpenter
    ----------------------------            ----------------------------
ITS:                                    ITS: Assistant Secretary
    ----------------------------            ----------------------------

                                  EXHIBIT "A"

                    [EXISTING CONDITION PLAN APPEARS HERE]